As filed with the Securities and Exchange	Registration No. 33-57244
Commission on February 19, 2003

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. _____	[ ]
Post-Effective Amendment No. 15	[X]

AMENDMENT TO REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
(Check appropriate box or boxes.)

SelectHLife Variable Account
(Exact Name of Registrant)

ReliaStar Life Insurance Company
(Name of Depositor)

20 Washington Avenue So.
Minneapolis, MN 55401
(Address of Depositor's Principal Executive Offices) (Zip Code)

(612) 372-5507
(Depositor's Telephone Number, including Area Code)
J. Neil McMurdie, Counsel
ING Americas (U.S. Legal Services)
151 Farmington Avenue, TS31, Hartford, CT 06l56
(Name and Address of Agent for Service)

Kimberly J. Smith, Chief Counsel
ING Americas (U.S. Legal Services)
1475 Dunwoody Drive, West Chester, Pennsylvania 19380

Approximate date of proposed public offering: Continuous.

It is proposed that this filing will become effective (check appropriate box):
[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485
[ ]	on May 1, 2003 pursuant to paragraph (b) of Rule 485
[ ]	60 days after filing pursuant to paragraph (a)(1)
[X]	on May 1, 2003 pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-
effective amendment.

PART A
INFORMATION REQUIRED IN A PROSPECTUS

SELECTHLife II A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY issued by ReliaStar Life Insurance Company and its SelectHLife Variable Account

The Policy	The Fund Families
Is issued by ReliaStar Life Insurance Company.	37 funds from the following fund families are available
Is returnable by you during the free look period if you are not satisfied.
Premium Payments	through the policy.
Are flexible, so the premium amount and frequency may vary.	AIM Variable Insurance
Are allocated to the variable account and the fixed account, based on your instructions.	Funds
Alger American Funds
Are subject to specified fees and charges.	Fidelity® Variable Insurance Products Funds
The Policy Value
Is the sum of your holdings in the fixed account, the variable account and the loan account.	ING Investors Trust
ING Variable Products (VP) Trust
Has no guaranteed minimum value under the variable account. The value varies with the value of the sub-accounts you select.
Janus Aspen Series
Has a minimum guaranteed rate of return for amounts in the fixed account.	Neuberger Berman Advisers Management Trust
Is subject to specified fees and charges, including possible surrender charges.
Death Benefit Proceeds
Are paid if your policy is in force when the insured person dies.	OCC Accumulation Trust
Are calculated under your choice of options:	Putnam Variable Trust
Option 1 - the base death benefit is the greater of the amount of insurance coverage you have selected or your policy value multiplied by the appropriate factor described in Appendix A; or

  Option 2 - the base death benefit is the greater of the amount of insurance coverage you have selected plus the policy value or your policy value multiplied by the appropriate factor described in Appendix A.

Are equal to the base death benefit plus any rider benefits minus any outstanding policy loans, accrued loan interest and unpaid fees and charges.
Are generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance.

This prospectus describes what you should know before purchasing the SelectHLife II variable universal life insurance policy. Please read it carefully and keep it for future reference. A prospectus for each of the funds available through the policy must accompany and should be read together with this prospectus.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The policy described in this prospectus is NOT a bank deposit or obligation, insured by the FDIC or backed by any bank or government agency.
The date of this prospectus is May 1, 2003.

TABLE OF CONTENTS
	Page		Page
POLICY SUMMARY .............................	3	Special Features and Benefits ...........................	31
The Policy's Features and Benefits ...............	3	Termination of Coverage ................................	36
Factors You Should Consider Before		TAX CONSIDERATIONS ............................	38
Purchasing a Policy ............................	6	Tax Status of the Company ..............................	38
Fees and Charges ....................................	8	Tax Status of the Policy .................................	38
THE COMPANY, THE FIXED ACCOUNT		Diversification and Investor Control Requirements .	39
AND THE VARIABLE ACCOUNT ......	12	Tax Treatment of Policy Death Benefits ..............	39
ReliaStar Life Insurance Company ...............	12	Distributions Other than Death Benefits ...............	40
The Investment Options ............................	12	Other Tax Matters ........................................	41
DETAILED INFORMATION ABOUT THE		ADDITIONAL INFORMATION ....................	44
POLICY ........................................	15	General Policy Provisions ...............................	44
Purchasing a Policy .................................	15	Legal Proceedings ........................................	51
Fees and Charges ....................................	18	Financial Statements .....................................	51
Death Benefits .......................................	22	APPENDIX A ............................................	A-1
Additional Insurance Benefits .....................	26	APPENDIX B ..........................................................	B-1
Policy Value ..........................................	29	APPENDIX C ..........................................................	C-1
		MORE INFORMATION IS AVAILABLE ........	Back Cover

TERMS TO UNDERSTAND
The following is a list of some of the key defined terms and the page number on which each is defined:
Term	Page Where Defined	Term	Page Where Defined
Age ...........................................	15	Policy Date ...................................	15
Fixed Account ...............................	4	Policy Value .................................	1
Fixed Account Value ........................	12	Surrender Value .............................	3
Loan Account ................................	31	Valuation Date ..............................	30
Loan Account Value ........................	31	Variable Account ...........................	4
Monthly Processing Date ..................	20	Variable Account Value ....................	29
Net Premium .................................	3

"ReliaStar," "we," "us," "our" and the "company" refer to ReliaStar Life Insurance Company. "You" and "your" refer to the policy owner. The owner is the individual, entity, partnership, representative or party who may exercise all rights over the policy and receive the policy benefits during the insured person's lifetime.

State Variations - State variations are covered in a special policy form used in that state. This prospectus provides a general description of the policy. Your actual policy and any riders are the controlling documents. If you would like to review a copy of the policy and riders, contact our customer service center or your agent/registered representative.

You may contact us about the policy at our:	Customer Service Center P.O. Box 5011 2001 21st Avenue, N.W. Minot, North Dakota 58703 1-877-886-5050 www.servicecenter@reliastar.com

2 - SelectHLife II

POLICY SUMMARY

This summary highlights the features and benefits of the policy, the risks that you should consider before purchasing a policy and the fees and charges associated with the policy and its benefits. More detailed information is included in the other sections of this prospectus which should be read carefully before you purchase the policy.

The Policy's Features and Benefits
Premium Payments See Premium Payments, page 15.	You choose when to pay and how much to pay.
You will need to pay sufficient premiums to keep the policy in force. Failure to pay sufficient premiums may cause your policy to lapse.
We may refuse to accept any premium less than $25.
You cannot pay additional premiums after age 95.
We may refuse any premium that would disqualify your policy as life insurance under Section 7702 of the Internal Revenue Code.
We deduct a premium expense charge from each premium payment and credit the remaining premium (the "net premium") to the variable account or the fixed account according to your instructions.
Free Look Period See Free Look Period, page 17.	During the free look period, you have the right to examine your policy and return it for a refund if you are not satisfied for any reason.
The free look refund is generally equal to the sum of all premiums you have paid, although certain states may require the refund of a different amount.
The free look period is generally 20 days from the receipt of the policy or 45 days after you applied for the policy. Certain states may allow a different free look period.
The length of the free look period and the free look refund that applies in your state will be stated in your policy.
Death Benefits See Death Benefits, page 22.	Death benefits are paid if your policy is in force when the insured person dies.
Until age 95, the amount of the death benefit will depend on which death benefit option is in effect when the insured person dies.
You may choose between one of two death benefit options:
Option 1 - the base death benefit is the greater of the amount of insurance coverage you have selected or your policy value multiplied by the appropriate factor described in Appendix A; or

  Option 2 - the base death benefit is the greater of the amount of insurance coverage you have selected plus your policy value or your policy value multiplied by the appropriate factor described in Appendix A.

At age 95, the surrender value will be automatically applied to purchase paid-up life insurance. See Special Features and Benefits -- Paid-Up Life Insurance.
We will reduce the death benefit proceeds payable under any death benefit option by any outstanding policy loans, accrued loan interest and unpaid fees and charges.
The death benefit is generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance.
Death Benefit Guarantee See Death Benefit Guarantee, page 25.

  Generally, your policy will not lapse as long as your policy value minus any surrender charge, loan account value and unpaid fees and charges (the "surrender value") is enough to cover the periodic fees and charges, when due.

However, the policy has a death benefit guarantee which provides that the policy will not lapse even if the surrender value is not enough to pay the periodic fees and charges, when due:

  The death benefit guarantee is standard on every policy. This guarantee lasts for the lesser of five years or to age 65. Under this guarantee your policy will not lapse provided your cumulative premium payments, minus any partial withdrawals or loans, are at least equal to the sum of minimum premium payments to the next monthly processing date.

SelectHLife II - 3

Temporary Insurance See Temporary Insurance, page 17.	If you apply and qualify, we may issue temporary insurance equal to the amount of insurance for which you applied.
The maximum amount of temporary insurance is $4.5 million, which includes other in-force coverage you have with us.
Temporary insurance may not be available in all states.
Rider Benefits See Additional Insurance Benefits, page 26.	Your policy may include additional insurance benefits, attached by rider. There are two types of rider benefits:
Optional rider benefits that you must select before they are effective; and
Rider benefits that automatically come with your policy.
In many cases, we deduct an additional monthly charge for these benefits.
Not all riders may be available under your policy.
Investment Options See The Investment Options, page 12.	You may allocate your net premiums to the ReliaStar SelectHLife Variable Account (the "variable account") and our fixed account.

  The variable account is one of our separate accounts and consists of sub-accounts which invest in corresponding funds. When you allocate premiums to a sub-account, we invest any net premiums in shares of the corresponding fund.

Your variable account value will vary with the investment performance of the funds and the charges we deduct from your variable account value.
The fixed account is part of our general account and consists of all of our assets other than those in our separate accounts (including the variable account) and loan account.
We credit interest of at least 4.00% per year on amounts allocated to the fixed account.
We may, in our sole discretion, credit interest in excess of 4.00%.
The fixed account is not available under policies issued in New Jersey.
Transfers See Transfers, page 32.

  You currently may make an unlimited number of transfers between the sub-accounts and to the fixed account each policy year. We reserve the right, however, to limit you to four transfers each policy year, and transfers are subject to any other limits, conditions and restrictions that we or the funds whose shares are involved may impose.

You may only participate in a maximum of 17 investment options over the lifetime of your policy.
There are certain restrictions on transfers from the fixed account.
We currently do not charge for transfers. We reserve the right, however, to charge up to $25 for each transfer.
Asset Allocation Services See Dollar Cost Averaging, page 33. See Automatic Rebalancing, page 34.

  Dollar cost averaging is a systematic program of transferring policy values to selected investment options. It is intended to help reduce the risk of investing too much when the price of a fund's shares is high. It also helps to reduce the risk of investing too little when the price of a fund's shares is low.

  Automatic rebalancing is a systematic program through which your variable and fixed account values are periodically reallocated among your selected investment options to maintain the allocation percentages you have chosen.

You cannot participate in the automatic rebalancing and dollar cost averaging programs at the same time.
There is currently no charge to participate in the dollar cost averaging or automatic rebalancing programs, although we reserve the right to assess a charge in the future.
Neither of these asset allocation services assure a profit nor do they protect you against a loss in a declining market.

4 - SelectHLife II

Loans See Loans, page 31.	You may take loans against your policy's surrender value. We reserve the right to limit borrowing during the first policy year.
A loan must be at least $500.
When you take a loan from your policy we transfer an amount equal to your loan to the loan account as collateral for your loan. The loan account is part of our general account.
We currently credit amounts held in the loan account with interest at an annual rate of 5.50% (guaranteed not to be less than 4.00%).
We also charge interest on loans. Interest is payable in advance and accrues daily at an annual rate of 7.40%.

  After the tenth policy year, preferred loans are available. For preferred loans interest is payable in advance at an annual rate of 5.21% on the portion of your loan account that is not in excess of the policy value, minus the total of all premiums paid net of all partial withdrawals.

Loans reduce your policy's death benefit and may cause your policy to lapse.
Loans may have tax consequences, and you should consult with a tax adviser before taking a loan from your policy.
Partial Withdrawals See Partial Withdrawals, page 35.	After the first policy year, you may withdraw part of your policy's surrender value.
A partial withdrawal must be at least $500.
In policy years two through 15 you may not withdraw more than 20% of your surrender value.
We currently charge $10 for each partial withdrawal, but we reserve the right to charge up to $25 for each partial withdrawal.
Partial withdrawals reduce your policy's base death benefit and your policy value.
Partial withdrawals may also have tax consequences, and you should consult with a tax adviser before taking a partial withdrawal from your policy.
Surrenders See Surrender, page 36.	You may surrender your policy for its surrender value at any time before the death of the insured person.
The surrender value of a policy is equal to the policy value minus any surrender charge, loan account value and unpaid fees and charges.

  Surrender charges apply for 15 years from the issue date of your policy and for 15 years after each increase in your insurance coverage. Surrender charges are level for the first five years and then decrease uniformly each month to zero at the end of the fifteenth year. The surrender charge is comprised of two charges -- the contingent deferred administrative charge and the contingent deferred sales charge. If you surrender your policy during the first two years or during the first two years following an increase in your insurance coverage, we may refund a portion of the contingent deferred sales charge. This refund is referred to as the sales charge refund.

  The initial surrender charge rates vary by gender, risk class and age at issue. Surrender charge rates for increases in your insurance coverage vary by gender, risk class and age at the time of the increase.

The surrender charge is neither assessed upon nor reduced because of a requested decrease in your insurance coverage.
If the surrender charge exceeds the available cash value, there will be no proceeds paid to you on surrender.
All insurance coverage ends on the date we receive your surrender request.
If you surrender your policy, it cannot be reinstated.
Surrendering the policy may have tax consequences, and you should consult with a tax adviser before surrendering your policy.
SelectHLife II - 5

Reinstatement See Reinstatement, page 37.	You may reinstate your policy and riders within five years of its lapse if you did not surrender your policy, you still own the policy and the insured person is still insurable.
You will need to pay the required reinstatement premium.
During the first five policy years if the basic death benefit guarantee lapses it cannot be reinstated except by administrative practice or as required by state law.
A policy that is reinstated more than 90 days after lapsing may be considered a modified endowment contract for tax purposes.
Reinstating your policy may have tax consequences, and you should consult with a tax adviser before reinstating your policy.
Factors You Should Consider Before Purchasing a Policy

The decision to purchase a policy should be discussed with your agent/registered representative. Make sure you understand the policy's investment options, its other features and benefits, its risks and the fees and charges you will incur. Consider, among others, the following matters.

Life Insurance Coverage	The policy is not a short-term investment and should be purchased only if you need life insurance coverage. Evaluate your need for life insurance coverage before purchasing a policy.
You should purchase a policy only if you intend and have the financial capability to keep the policy in force for a substantial period of time.
Investment Risk See The Variable Account, page 13.	You should evaluate the policy's long-term investment potential and risks before purchasing a policy.
For amounts you allocate to the sub-accounts of the variable account:
Your values will fluctuate with the markets, interest rates and the performance of the underlying funds;
You assume the risk that your values may decline or not perform to your expectations;
Your policy could lapse without value or you may be required to pay additional premium because of poor fund performance;
Each fund has various investment risks, and some funds are riskier than others;
There is no assurance that any of the funds will achieve its stated investment objective; and
You should read each fund's prospectus and understand the risks associated with the fund before allocating your premiums to its corresponding sub-account.
For amounts you allocate to the fixed account:
Interest rates we declare will change over time; and
You assume the risk that interest rates may decline, although never below the guaranteed minimum rate of 4.00%.
Fees and Charges See Fees and Charges, page 18.	A policy's fees and charges reflect costs associated with its features and benefits.

  Before purchasing a policy, compare the value that these various features and benefits have to you, given your particular circumstances, with the fees and charges associated with those features and benefits.

  In the early policy years the surrender charge usually exceeds the policy value because the surrender charge is usually more than the cumulative minimum monthly premiums minus policy fees and charges. Therefore, you should purchase a policy only if you intend and have the financial capability to keep the policy in force for a substantial period of time.

6 - SelectHLife II

Lapse See Lapse, page 37.	Your policy will not lapse and your insurance coverage under the policy will continue if on any monthly processing date:
The death benefit guarantee is in effect; or
Your surrender value is enough to pay the periodic fees and charges when due.
If you do not meet these conditions, we will send you notice and give you a 61 day grace period to make a sufficient premium payment.
If you do not make a sufficient premium payment by the end of the 61 day grace period, your life insurance coverage will terminate and your policy will lapse.
Exchanges See Purchasing a Policy, page 15.	Replacing your existing life insurance policy(ies) with the policy described in this prospectus may not be beneficial to you.
Before purchasing a policy, determine whether your existing policy(ies) will be subject to fees or penalties upon surrender or cancellation.
Also compare the fees, charges, coverage provisions and limitations, if any, of your existing policy(ies) with those of the policy described in this prospectus.
Taxation See TAX CONSIDERATIONS, page 38.

  Under current federal income tax law, death benefits of life insurance policies generally are not subject to income tax. In order for this treatment to apply, the policy must qualify as a life insurance contract. We believe it is reasonable to conclude that the policy will qualify as a life insurance contract.

  Assuming the policy qualifies as a life insurance contract under current federal income tax law, your policy earnings are generally not subject to income tax as long as they remain within your policy. However depending on circumstances, the following events may cause taxable consequences for you:

Reduction in the amount of your insurance coverage;
Partial withdrawals;
Loans;
Surrender;
Lapse; and.
Reinstatement.

  In addition, if your policy is a modified endowment contract, a loan against or secured by the policy may cause income taxation. A penalty tax may be imposed on a distribution from a modified endowment contract as well.

  There is always the possibility that the tax treatment of the policy could be changed by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

Consult with a qualified legal or tax adviser before you purchase a policy.
Sales Compensation	We pay compensation to broker/dealers who sell the policy.
Broker/dealers may be able to choose to receive compensation under various payment options, but their choice will not affect the fees and charges you will pay for the policy.
Other Products	We and our affiliates offer other insurance products which may have different features, benefits, fees and charges. These other products may better match your needs.
Contact your agent/registered representative for information about these other products.

SelectHLife II - 7

Fees and Charges

Transaction Fees and Charges The following table describes the fees and charges you will pay at the time you buy the policy, make a partial withdrawal, surrender the policy, transfer your policy value between investment options or make other transactions. See Fees and Charges - Transaction Fees and Charges.

Charge	When Deducted	Amount Deducted
Premium Expense Charge	Deducted when you make a premium payment.	5.00% of each premium payment (a 2.50% sales charge and a 2.50% premium tax charge).
Premium Processing Charge	Deducted when you make a premium payment.	$ 0 - current.
$ 2 - maximum.
Partial Withdrawal Fee	Deducted when you take a partial withdrawal.	$10 - current.
$25 - maximum.
Surrender Charge[1]	Deducted when you surrender or lapse your policy during the first 15 policy years (or 15 years from an increase in your insurance coverage).	Contingent Deferred Administrative Charge -
Minimum rates - $X.XX per $1,000 of insurance coverage.
Maximum rates - $X.XX per $1,000 of insurance coverage.
Rates for a representative insured person - $X.XX per $1,000 of insurance coverage. The representative insured person is a ______, age XX in the ________________ risk class.
Contingent Deferred Sales Charge -
Minimum rates - $X.XX per $1,000 of insurance coverage.
Maximum rates - $X.XX per $1,000 of insurance coverage.
Rates for a representative insured person - $X.XX per $1,000 of insurance coverage. The representative insured person is a ______, age XX in the ________________ risk class.
The surrender charge rates remain level for the first five segment years then decrease uniformly each month to zero at the end of the fifteenth segment year.
Transfer Charge	Deducted each time you make a transfer between investment options.	$ 0 - current.
$25 - maximum.
Excess Illustration Fee	Deducted each time you request an illustration after the first each policy year.	$ 0 - current.
$50 - maximum.
Excess Annual Policy Report Fee	Deducted each time you request an annual policy report after the first each policy year.	$ 0 - current.
$50 - maximum.
[1]

The rates shown are for the first policy year. The surrender charge rates that apply to you depend on the insured person's gender, age and risk class. The rates for the representative insured person listed above may be more or less than you will pay, and you should contact your agent/registered representative for information about the rates that apply to you.

8 - SelectHLife II

Periodic Fees and Charges The following table describes the fees and charges you will pay each month on the monthly processing date. See Fees and Charges - Periodic Fees and Charges.
Charge	When Deducted	Amount Deducted
Cost of Insurance Charge [2]	On the monthly processing date.	Minimum Rates per $1,000 of insurance coverage -
$X.XX - current.
$X.XX - guaranteed.
Maximum Rates per $1,000 of insurance coverage -
$X.XX - current.
$X.XX - guaranteed.
Rates for a representative insured person per $1,000 of insurance coverage -
$X.XX - current.
$X.XX - guaranteed.
The representative insured person is a _____, age XX in the _______________ risk class.
Administrative Charge	On the monthly processing date.	$ 8.25 - current.
$12 - guaranteed.
Mortality & Expense Risk Charge	On the monthly processing date.	X.XX% (0.90% annually) of variable account value in policy years 1 - 10 - current and guaranteed.
X.XX% (0.45% annually) of variable account value in policy years 11+ - current;
X.XX% (0.90% annually) of variable account value in policy years 11+ - guaranteed.
[2]

The rates shown are for the first policy year. The cost of insurance rates that apply to you depend on the amount of your insurance coverage and the insured person's age at issue, gender and risk class and generally increase each year after the first policy year. The rates for the representative insured person listed above may be more or less than you will pay, and you should contact your agent/registered representative for information about the rates that apply to you.

Optional Rider Fees and Charges The following table describes the charges you will pay if you elect any of the optional rider benefits. See Fees and Charges - Optional Rider Fees and Charges.
Accidental Death Benefit Rider[3]	On the monthly processing date.	Minimum Rates - $X.XX per $1,000 of rider benefit.
Maximum Rates - $X.XX per $1,000 of rider benefit.
Rates for a representative insured person - $X.XX per $1,000 of rider benefit. The representative insured person is a ______, age XX.

SelectHLife II - 9

Optional Rider Fees and Charges (Continued)
Rider	When Deducted	Amount Deducted
Additional Insured Rider[3]	On the monthly processing date.	Minimum Rates per $1,000 of rider benefit:
$X.XX - current.
$X.XX - guaranteed.
Maximum Rates per $1,000 of rider benefit:
$X.XX - current.
$X.XX - guaranteed.
Rates for a representative additional insured person per $1,000 of rider benefit:
$X.XX - current.
$X.XX - guaranteed.
The representative additional insured person is a ______, age XX in the _______________ risk class.
Children's Insurance Rider	On the monthly processing date.	$0.62 per $1,000 of rider benefit.
Waiver of Monthly Deduction Rider[3]	On the monthly processing date.	Minimum Rates - $X.XX per $1 of the periodic fees and charges due each month.
Maximum Rates - $X.XX per $1.00 of the periodic fees and charges due each month.
Rates for a representative insured person - $X.XX per $1.00 of the periodic fees and charges due each month. The representative insured person is a ______, age XX.
Waiver of Specified Premium Rider[3]	On the monthly processing date.	Minimum Rates - $X.XX per $1 of the periodic fees and charges due each month.
Maximum Rates - $X.XX per $1 of the periodic fees and charges due each month.
Rates for a Representative insured person - $X.XXX per $1 of the periodic fees and charges due each month. The representative insured person is a ______, age XX.
Accelerated Death Benefit Rider	On the date the acceleration request is processed.	$300 per acceleration request.
[3]

The rates shown are for the first policy year. The rates for these riders depend on the insured person's age at issue, gender and risk class (where applicable) and generally increase each year after the first policy year. The rates for the representative insured person listed above may be more or less than you will pay, and you should contact your agent/registered representative for information about the rates that apply to you.

Fund Fees and Expenses The following table shows the minimum and maximum fees and expenses charged by any of the funds. These may change from year to year. You should review the fund prospectuses for details about the fees and charges specific to a particular fund. See also Fees and Charges - Fund Fees and Expenses.

Annual Fund Expenses (expenses deducted from fund assets)
	Minimum	Maximum
Total Gross Annual Fund Expenses[4]	X.XX%	X.XX%
Total Net Annual Fund Expenses[4,5]	X.XX%	X.XX%
[4]	Total annual fund expenses include management fees, distribution (12b-1) fees and other expenses.
[5]	The Total Net Annual Fund Expense figures take into account contractual arrangements that require reimbursement or waiver of certain fund fees and expenses.
10 - SelectHLife II

How the Policy Works
Your Premium You make a premium payment.
We deduct from each premium payment:
Premium Expense Charge. Premium Processing Charge.

Net Premium We allocate the net premium to the investment options you choose.

Fixed Account Amounts you allocate are held in our general account and earn a fixed rate of interest.	Variable Account Amounts you allocate are held in sub-accounts of the variable account. The sub-accounts invest in the funds.	The funds deduct:
Investment management fees.
Other expenses.

We deduct transaction fees and charges from your policy value:
Partial Withdrawal Fee.
Surrender Charge.
Policy Value Your policy value equals the sum of your fixed account, variable account and loan account values.		Transfer Charge.
Excess Illustration Fee.
Excess Annual Report Fee.

Loan Account Amount set aside as collateral for policy loans.		We deduct periodic fees and charges from your policy value:
Cost of Insurance Charge.
Administrative Charge.
Mortality and Expense Risk Charge.
Interest Credited We credit interest on the amount held in the loan account.	Interest Charged We charge interest on your loan amount.

We deduct fees and charges from your policy value for the optional rider benefits you select.

SelectHLife II - 11

THE COMPANY, THE FIXED ACCOUNT AND THE VARIABLE ACCOUNT
ReliaStar Life Insurance Company

We are a stock life insurance company organized in 1885 and incorporated under the laws of the State of Minnesota. We are admitted to do business in the District of Columbia and all states except New York. Our headquarters is at 20 Washington Avenue South, Minneapolis, Minnesota 55401.

We are a wholly-owned indirect subsidiary of ING Groep N.V. ("ING"), a global financial institution active in the fields of insurance, banking and asset management. ING is headquartered in Amsterdam, The Netherlands.

We are also a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

The Investment Options

You may allocate your premium payments to any of the available investment options. These options include the fixed account and sub-accounts of the variable account. The investment performance of a policy depends on the performance of the investment options you choose.

The Fixed Account

You may allocate all or a part of your net premium and transfer your policy value into the fixed account (except for policies issued in New Jersey). We declare the interest rate that applies to all amounts in the fixed account. This interest rate is never less than 4.00%. Interest compounds daily at an effective annual rate that equals the declared rate. We credit interest to the fixed account on a daily basis. We pay interest regardless of the actual investment performance of our general account. We bear all of the investment risk for the fixed account.

Your fixed account value equals the net premium you allocate to the fixed account, plus interest earned, minus amounts you transfer out or withdraw. It may be reduced by fees and charges assessed against your policy value.

The fixed account guarantees principal and is part of our general account. The general account supports our non-variable insurance and annuity obligations. We have not registered interests in the fixed account under the Securities Act of 1933, as amended ("1933 Act"). Also, we have not registered the fixed account or the general account as an investment company under the Investment Company Act of 1940, as amended ("1940 Act") (because of exemptive and exclusionary provisions). This means that the general account, the fixed account and interests in it are generally not subject to regulation under these Acts.

12 - SelectHLife II

The SEC staff has not reviewed the disclosures in this prospectus relating to the general account and the fixed account. These disclosures, however, may be subject to certain requirements of the federal securities law regarding accuracy and completeness of statements made.

The Variable Account

We established the ReliaStar SelectHLife Variable Account (the "variable account") on October 11, 1984, as one of our separate accounts under the laws of the State of Minnesota. It is a unit investment trust, registered with the SEC under the 1940 Act.

We own all of the assets of the variable account. Minnesota law provides, however, that we cannot charge the variable account with liabilities arising out of any other business we may conduct. This means that if we ever became insolvent, the variable account assets will be used first to pay variable account policy claims. Only if variable account assets remain after these claims have been satisfied can these assets be used to pay owners of other policies and creditors.

The variable account is divided into sub-accounts. Each sub-account invests in a corresponding fund. When you allocate premium payments to a sub-account, you acquire accumulation units of that sub-account. You do not invest directly in or hold shares of the funds when you allocate premium payments to the sub-accounts of the variable account. See Appendix B to this prospectus for a list of the funds available through the variable account along with information about each fund's investment adviser/subadviser, investment objective and total annual fund expenses.

Each fund has its own investment objective and risks. Information about the risks associated with investing in the funds is located in their separate prospectuses. Read the fund prospectuses in conjunction with this prospectus, and retain the prospectuses for future reference.

A fund available through the policy may not be the same as a retail mutual fund with the same or similar name. Accordingly, the management, expenses and performance of a fund is likely to differ from a similarly named retail mutual fund.

Voting Privileges. We invest each sub-account's assets in shares of a corresponding fund. We are the legal owner of the fund shares held in the variable account, and we have the right to vote on certain issues. Among other things, we may vote on issues described in the fund's current prospectus or issues requiring a vote by shareholders under the 1940 Act.

Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your policy. We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.

Each fund share has the right to one vote. The votes of all fund shares are cast together on a collective basis, except on issues for which the interests of the funds differ. In these cases, voting is on a fund-by-fund basis.

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Examples of issues that require a fund-by-fund vote are changes in the fundamental investment policy of a particular fund or approval of an investment advisory agreement.

We vote the shares in accordance with your instructions at meetings of the fund's shareholders. We vote any fund shares that are not attributable to policies and any fund shares for which the owner does not give us instructions in the same proportion as we vote the shares for which we did receive voting instructions.

We reserve the right to vote fund shares without getting instructions from policy owners if the federal securities laws, regulations or their interpretations change to allow this.

You may instruct us only on matters relating to the funds corresponding to those in which you have invested assets as of the record date set by the fund's Board for the shareholders meeting. We determine the number of fund shares in each sub-account of your policy by dividing your variable account value in that sub-account by the net asset value of one share of the matching fund.

Right to Change the Variable Account. Subject to state and federal law and the rules and regulations thereunder, we may, from time to time, make any of the following changes to our variable account with respect to some or all classes of policies:

Change the investment objective;
Offer additional sub-accounts which will invest in funds we find appropriate for policies we issue;
Eliminate sub-accounts;
Combine two or more sub-accounts;
Substitute a new fund for a fund in which a sub-account currently invests. A substitution may become necessary if, in our judgment:
A fund no longer suits the purposes of your policy;
There is a change in laws or regulations;
There is a change in the fund's investment objectives or restrictions;
The fund is no longer available for investment; or
Another reason we deem a substitution is appropriate.
In the case of a substitution, the new fund may have different fees and charges than the fund it replaced;
Transfer assets related to your policy class to another separate account;
Withdraw the variable account from registration under the 1940 Act;
Operate the variable account as a management investment company under the 1940 Act;
Cause one or more sub-accounts to invest in a fund other than, or in addition to, the funds currently available;
Stop selling the policy;
End any employer or plan trustee agreement with us under the agreement's terms;
Limit or eliminate any voting rights for the variable account;
Make any changes required by the 1940 Act or its rules or regulations; or
Close a sub-account to new investments.

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We will not make a change until it is effective with the SEC and approved by the appropriate state insurance departments, if necessary. We will notify you of changes. If you wish to transfer the amount you have in the affected sub-account to another sub-account or to the fixed account, you may do so free of charge. Just notify us at our customer service center.

DETAILED INFORMATION ABOUT THE POLICY

This prospectus describes our standard SelectHLife II variable universal life insurance policy. The policy provides death benefits, cash values and other features of traditional life insurance contracts. There may be variations in policy features, benefits and charges because of requirements of the state where we issue your policy. We describe all such differences in your policy.

If you would like to know about state variations, please ask your agent/registered representative. We can provide him/her with the list of variations that will apply to your policy.
Purchasing a Policy
To purchase a policy you must submit an application to us. On that application you will, among other things, select:
The amount of your insurance coverage (which generally must be at least $25,000);
Your initial death benefit option; and
Any riders or optional benefits.
Additionally, on the application you will provide us with certain health and other necessary information.

On the date coverage under the policy begins (the "policy date"), the person on whose life we issue the policy (the "insured person") generally can be no more than age 80. "Age" under the policy means the insured person's age as of the policy date. From time to time, we may accept an insured person who exceeds our normal maximum age limit. We will not unfairly discriminate in determining the maximum age at issue. All exceptions to our normal limits are dependent upon our ability to obtain acceptable reinsurance coverage for our risk with an older insured.

You may request that we back-date the policy up to six months to allow the insured person to give proof of a younger age for the purposes of your policy.
Premium Payments
Premium payments are flexible and you may choose the amount and frequency of premium payments, within limits, including:
We may refuse to accept any premium less than $25;
You cannot pay additional premiums after age 95;

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We may refuse any premium that would disqualify your policy as life insurance under Section 7702 of the Internal Revenue Code; and
We may refuse to accept any premium that does not comply with our anti-money laundering program. See General Policy Provisions -- Anti-Money Laundering.
After we deduct the premium expense charge from your premium payments, we apply the remaining net premium to your policy as described below.

A premium payment is received by us when it is received at our offices. After you have paid your minimum initial premium, we suggest you send payments directly to us, rather than through your agent/registered representative, to assure the earliest crediting date.

Insurance coverage does not begin until we receive your minimum initial premium. The minimum initial premium is generally equal to at least the minimum premiums for the first three months. The minimum premium is based on monthly rates that vary according to the insured person's gender, risk class and age. Optional rider benefits have their own minimum premium rates. If you authorize premiums to be paid by electronic funds transfer, we will issue a policy upon receipt of the minimum premium for the first month and the required completed electronic funds transfer forms.

Your policy will indicate the minimum premium that applies to you. You are not required to pay the minimum premium, but payment of the minimum premium will keep your policy in force during the death benefit guarantee period. See Death Benefit Guarantee. Payment of the minimum premium may or may not be enough to keep your policy in force beyond the death benefit guarantee period.

Premium Payments Affect Your Coverage. During the death benefit guarantee period, the death benefit guarantee lasts only if your cumulative premium payments to the next monthly processing date, minus any partial withdrawals or loans, are at least equal to the sum of minimum premium payments applicable to the guarantee. If they are not and your surrender value is not enough to pay the periodic fees and charges, when due, then your policy will enter the 61-day grace period and you must make a sufficient premium payment to avoid lapse. See Termination of Coverage - Lapse.

Allocation of Net Premium. We apply the initial net premium to your policy after all of the following conditions have been met:
We receive the required initial minimum premium;
All issue requirements have been received by our customer service center; and
We approve your policy for issue.
We invest your initial net premium according to the premium allocation instructions specified on the application in whole percentages totaling 100%.

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Free Look Period

You have the right to examine your policy and return to us (for any reason) within the period shown in the policy. The period during which you have this right is called the free look period. If you return your policy to us during the free look period we cancel it as of your policy date. The length of the free look period is determined by state law but generally lasts until:

Midnight of the twentieth day after you receive your policy;
Midnight of the twentieth day after a written Notice of Right of Withdrawal is mailed or delivered to you; or
Midnight of the forty-fifth day after the date your application for the policy is signed.
If you cancel your policy during the free look period you will receive a refund as determined by state law. Generally, the amount of the refund will equal the sum of all premiums you have paid.
The length of the free look period and the free look refund that applies in your state will be stated in your policy:
Temporary Insurance

If you apply and qualify, we may issue temporary insurance in an amount equal to the amount of insurance for which you applied, up to $4.5 million, which includes other in-force coverage you have with us.

Temporary insurance coverage begins when all of the following events have occurred:
You have completed and signed our temporary insurance coverage form;
We have received and accepted a premium payment of at least your minimum initial premium (selected on your application); and
The necessary parts of the application are complete.
Unless otherwise provided by state law, temporary insurance coverage ends on the earliest of:
The date we return your premium payments;
Five days after we mail notice of termination to the address on your application;
Your policy date;
The date we refuse to issue a policy based on your application; or
90 days after you sign our temporary life insurance coverage form.
There is no death benefit under the temporary insurance coverage if any of the following events occurs:
There is a material misrepresentation in your answers on the temporary insurance coverage form;
There is a material misrepresentation in statements on your application;
The person or persons intended to be insured die by suicide or self-inflicted injury; or
The bank does not honor your premium check.

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During the period of temporary insurance coverage your premium payments are held by us in a general suspense account until underwriting is completed and the policy is issued or the temporary insurance coverage otherwise ends. Premiums held in this suspense account do not earn interest and they are not allocated to the investment options available under the policy until a policy is issued. See Premium Payments - Allocation of Net Premium.

Fees and Charges
We deduct fees and charges under the policy to compensate us for:
Providing the insurance benefits of the policy (including any rider benefits);
Administering the policy;
Assuming certain risks in connection with the policy; and
Incurring expenses in distributing the policy.

The amount of a fee or charge may be more or less than the cost associated with the service or benefit. Accordingly, excess proceeds from one fee or charge may be used to make up a shortfall on another fee or charge, and we may earn a profit on one or more of these fees and charges. We may use any such profits for any proper corporate purpose, including, among other things, payments of sales expenses.

Transaction Fees and Charges
We deduct the following transaction fees and charges from your policy value each time you make certain transactions.

Premium Expense Charge. We deduct a premium expense charge from each premium payment we receive. This charge is 5.00% of each premium payment and consists of a 2.50% sales charge and a 2.50% premium tax charge.

This charge helps offset:
The expenses we incur in selling the policy;

  The costs of various state and local taxes. We pay state and local taxes in almost all states. These taxes vary in amount from state to state and may vary from jurisdiction to jurisdiction within a state; and

The cost associated with the federal income tax treatment of our deferred acquisition costs. This cost is determined solely by the amount of life insurance premium we receive.

Premium Processing Charge. We may deduct a charge of up to $2 per premium payment to reimburse us for the cost of collecting and processing premiums. If imposed, this charge will be deducted from premium payments before the percentage deductions for sales charges and premium taxes. We currently do not impose this charge.

Partial Withdrawal Fee. We deduct a partial withdrawal fee each time you take a partial withdrawal from your policy. The amount of this fee is currently $10, but we reserve the right to deduct up to $25 for each partial withdrawal. We deduct the partial withdrawal fee proportionately from your remaining fixed and variable account values.

This fee helps offset the expenses we incur when processing a partial withdrawal.

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Surrender Charge. We deduct a surrender charge during the first 15 policy years or the first 15 years after an increase in your insurance coverage when you:
Surrender your policy; or
Allow your policy to lapse.
The surrender charge is made up of two parts:
A contingent deferred administrative charge; and
A contingent deferred sales charge.

The contingent deferred administrative charge rates are set when you purchase a policy or increase your insurance coverage. The contingent deferred administrative charge rates are based on the gender and age of the insured person. See the Fees and Charges - Transaction Fees and Charges table for the minimum and maximum contingent deferred administrative charge rates and the rates for a representative insured person. The rates that apply to you will be set forth in your policy. Each coverage segment will have its own rates which will apply only to that segment. The contingent deferred administrative charge remains level for the first five segment years and then decreases uniformly each month until it becomes zero at the end of the fifteenth segment year.

The contingent deferred sales charge rates are set when you purchase a policy or increase your insurance coverage. The contingent deferred sales charge rates are based on the gender and age of the insured person. See the Fees and Charges - Transaction Fees and Charges table for the minimum and maximum contingent deferred sales charge rates and the rates for a representative insured person. The rates that apply to you will be set forth in your policy. Each coverage segment will have its own rates which will apply only to that segment. The contingent deferred sales charge remains level for the first five segment years then decreases uniformly each month until it becomes zero at the end of the fifteenth segment year.

In the early policy years the total surrender charge usually exceeds the policy value because the surrender charge is usually more than the cumulative minimum premiums minus policy fees and charges. Therefore, you should purchase a policy only if you intend and have the financial capability to keep the policy in force for a substantial period of time.

The surrender charge helps offset the expenses we incur in selling the policy.

Transfer Charge. We currently do not assess a charge for transfers between any of the investment options. We reserve the right, however, to charge up to $25 for each transfer. Transfers associated with policy loans, the dollar cost averaging or automatic rebalancing programs or the exercise of conversion rights will not count as transfers when calculating any applicable transfer charge.

This charge helps offset the expenses we incur when processing transfers between investment options.

Excess Illustration Fee. We currently do not assess a fee, but we reserve the right to assess a fee of up to $50 for each illustration of your policy values you request after the first each policy year.

This fee helps offset the costs we incur when processing requests for excess illustrations.
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Excess Annual Report Fee. We currently do not assess a fee, but we reserve the right to assess a fee of up to $50 for each annual report you request after the first each policy year.
This fee helps offset the costs we incur when processing requests for excess annual reports.
Periodic Fees and Charges
In the policy form the "monthly processing date" is referred to as the "Monthly Anniversary."

We deduct the following periodic fees and charges from your policy value on the monthly processing date. The monthly processing date is the same date each month as your policy date. If that date is not a valuation date, then the monthly processing date is the next valuation date.

Cost of Insurance. The cost of insurance charge is equal to our current monthly cost of insurance rates multiplied by the net amount at risk for each segment of your insurance coverage. The net amount at risk as calculated on each monthly processing date equals the difference between:

Your current base death benefit, discounted to take into account assumed X.XX% monthly interest earnings; and
Your policy value minus the periodic fees and charges due on that date, other than cost of insurance charges.

Monthly cost of insurance rates are based on the insured person's age at issue, gender, risk class and amount of insurance coverage on the policy date and each date you increase your insurance coverage (a "segment date") and the policy year. They will not, however, be greater than the guaranteed cost of insurance rates shown in the policy, which are based on the 1980 Commissioner's Standard Ordinary Sex Distinct Mortality Tables. We will apply unisex rates where appropriate under the law. This currently includes the states of Massachusetts and Montana. The rates that apply to you will be set forth in your policy. See the Fees and Charges - Periodic Fees and Charges table for the minimum and maximum cost of insurance rates and the rates for a representative insured person.

Separate cost of insurance rates apply to each segment of your insurance coverage and your riders. The maximum rates for the initial and each new segment of your insurance coverage will be printed in your policy schedule pages.

The amount of your cost of insurance charge varies from month to month because of changes in your net amount at risk, changes in the death benefit and the increasing age of the insured person. We calculate the net amount at risk separately for each segment of your insurance coverage.

The cost of insurance charge compensates us for the ongoing costs of providing insurance coverage, including the expected cost of paying death proceeds that may be more than your account value.
Administrative Charge. The monthly administrative charge is currently $8.25 and is guaranteed not to exceed $12. This charge helps offset the costs we incur in administering the policy.

Mortality & Expense Risk Charge. During the first ten policy years, the monthly mortality and expense risk charge is X.XX% (0.90% annually) of your variable account value. After the tenth policy year this charge is X.XX% per month (0.45% annually) guaranteed not to exceed X.XX% per month (0.90% annually).

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This charge helps compensate us for the mortality and expense risks we assume when we issue a policy. The mortality risk is that insured people, as a group, may live less time than we estimated. The expense risk is that the costs of issuing and administering the policies and operating the sub-accounts of the variable account are greater than we estimated.

Optional Rider Fees and Charges

There may be separate fees and charges for optional rider benefits. See the Fees and Charges - Optional Rider Fees and Charges table and the Additional Insurance Benefits - Optional Rider Benefits section for more information about the optional rider benefits and the applicable fees and charges.

Sales Charge Refund
We may refund a portion of the contingent deferred sales charge if you:
Surrender your policy during the first two policy years; or
Cancel an increase in your insurance coverage during the first two segment years and subsequently surrender your policy.
This refund is referred to as the sales charge refund.

The sales charge refund will equal the amount by which the total sales charge deducted (which consists of the 2.50% sales charge deducted as part of the premium expense charge plus the contingent deferred sales charge) exceeds:

30.00% of premium payments you made during the first segment year for each coverage segment up to the surrender charge guideline premium; plus
9.00% of premium payments you made that exceed your surrender charge guideline premium.
The surrender charge guideline premium is based on the age and gender of the insured person and equals:
The initial amount of your insurance coverage or any increased coverage amount; divided by
1,000; multiplied by
An applicable surrender charge guideline factor.
The applicable surrender charge guideline factor(s) will vary by age and gender of the insured person and will be set forth in your policy.

Each of the funds or their affiliates pays us compensation for recordkeeping, administration or other services. The amount of compensation is usually based on the aggregate assets of the fund from policies that we issue or administer. Some funds or their affiliates pay us more than others and some of the amounts we receive may be significant.

Waiver and Reduction of Fees and Charges

We may waive or reduce any of the fees and charges under the policy, as well as the minimum amount of insurance coverage set forth in this prospectus. Any waiver or reduction will be based on expected economies that result in lower sales, administrative or mortality expenses. For example, we may expect lower expenses in connection with sales to:

Certain groups or sponsored arrangements (including our employees, certain family members of our employees, our affiliates and our appointed sales agents);
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Corporate purchasers; or
Our policyholders or the policyholders of our affiliated companies.
We will not unfairly discriminate in any waiver or reduction. These variations will be based on differences in costs or services.
Fund Fees and Expenses

A fund's fees and expenses are set by the fund and may change from year to year. They are deducted from the fund's assets and are not direct charges against a sub-account's assets or policy values. Rather, they are included when each underlying fund computes its net asset value, which is the share price used to calculate the unit values of the sub-accounts. See the Fees and Charges - Fund Fees and Expenses table for the minimum and maximum fees and expenses of the funds available under the policy.

For a more complete description of the funds' fees and expenses, see each fund's prospectus.

Each of the funds or their affiliates pays us compensation for recordkeeping, administration or other services. The amount of compensation is usually based on the aggregate assets of the fund from policies that we issue or administer. Some funds or their affiliates pay us more than others and some of the amounts we receive may be significant.

Death Benefits
In the policy form the amount of insurance coverage you select is referred to as the "Face Amount."

You decide the amount of life insurance protection you need, now and in the future. Generally, we require a minimum of $25,000 of coverage to issue your policy. We may lower this minimum for certain group, sponsored or corporate purchasers. The amount of insurance coverage in effect on your policy date is your initial coverage segment.

Changes in the Amount of Your Insurance Coverage

Subject to certain limitations, you may change the amount of your insurance coverage after the first policy year. We reserve the right to limit a change in the amount of your insurance coverage during the first two policy years. The change will be effective on the next monthly processing date after we receive your written request.

There may be underwriting or other requirements that must be met before we will approve a change. After we approve your request to change the amount of insurance coverage under the policy, we will send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our customer service center so that we can make this change for you.

Increases in the amount of your insurance coverage must be at least $5,000 and may be permitted until age 80.
A requested increase in insurance coverage will cause a new coverage segment to be created. Once we create a new segment, it is permanent unless law requires differently.

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Each new segment will have:
A new surrender charge and surrender charge guideline factor;
New cost of insurance charges, guaranteed and current;
A new incontestability period;
A new suicide exclusion period; and
A new minimum premium.
In determining the net amount at risk for each coverage segment we allocate the policy value first to the initial segment and any excess to additional segments starting with the first.

You may not decrease the amount of your insurance coverage below $25,000. You cannot request a decrease in the amount of your insurance coverage more frequently than once every six months. Decreases in insurance coverage on policies will multiple coverage segments will be made in the following order:

From the most recent segment;
From the next more recent segments successively; and
From the initial segment.
Decreases in insurance coverage may result in:
Reduced minimum premium amounts; and
Reduced cost of insurance charges.
Decreases in insurance coverage will not result in reduced surrender charges.

We reserve the right to not approve a requested change if it will disqualify your policy as life insurance under federal income tax law. Decreasing the amount of insurance coverage under your policy could cause your policy to be considered a modified endowment contract. If this happens, prior and subsequent distributions from the policy (including loans) may be subject to adverse tax treatment. You should consult a tax adviser before changing your amount of insurance coverage. See Tax Status of the Policy - Modified Endowment Contracts.

Death Benefit Qualification Test

The death benefit proceeds are generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance. Your policy will meet this definition of life insurance provided that it meets the requirements of the guideline premium test.

The guideline premium test requires that premium payments do not exceed certain statutory limits and your death benefit is at least equal to your policy value multiplied by a factor defined by law. The guideline premium test provides for a maximum amount of premium in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The factors for the guideline premium test can be found in Appendix A of this prospectus.

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Death Benefit Options
There are two death benefit options available under the base policy. You choose the option you want when you apply for the policy, but you may change that choice after the second policy year.
In the policy form death benefit "Option 1" is referred to as the "Level Amount Option" or "Option A" and death benefit "Option 2" is referred to as the "Variable Amount Option" or "Option B."

Option 1. Under death benefit Option 1, before age 95 the base death benefit is the greater of the amount of insurance coverage you have selected or your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A. Under this option your base death benefit will remain level unless your policy value multiplied by the appropriate factor described in Appendix A exceeds the death benefit. In this case, your death benefit will vary as the policy value varies.

Option 2. Under death benefit Option 2, before age 95 the base death benefit is the greater of the amount of insurance coverage you have selected plus your policy value or your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A. Under this option your base death benefit will vary as the policy value varies.

Unless you notify us in writing otherwise, at age 95 your policy value will automatically be applied to purchase fixed paid-up life insurance and your death benefit may change. See Special Features and Benefits - Paid-Up Life Insurance.

Which Death Benefit Option to Choose. If you are satisfied with the amount of your existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value and lower cost of insurance charges, you should choose Option 1. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should choose Option 2.

Changing Death Benefit Options. After the second policy year, you may change from death benefit Option 1 to Option 2 and from death benefit Option 2 to Option 1

Changing your death benefit option may reduce or increase your insurance coverage but will not change the amount of your base death benefit. We may not approve a death benefit option change if it reduces the amount of insurance coverage below the minimum we require to issue your policy. On the effective date of your option change, your insurance coverage will change as follows:

	Change From:	Change To:	Insurance Coverage Following the Change:
	Option 1	Option 2	Your insurance coverage before the change minus your policy value as of the effective date of the change.
	Option 2	Option 1	Your insurance coverage before the change plus your policy value as of the effective date of the change.

Your death benefit option change is effective on your next monthly processing date after we approve it.

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After we approve your request, we send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our customer service center so that we can make this change for you.

If a death benefit option change causes the amount of insurance coverage to change, no new coverage segment(s) is (are) created. Instead, the size of each existing segment(s) is (are) changed.
Changing your death benefit option may have tax consequences. You should consult a tax adviser before making changes.
Death Benefit Proceeds

After the insured person's death, if your policy is in force we pay the death benefit proceeds to the beneficiaries. The beneficiaries are the people you name to receive the death benefit proceeds from your policy. The death benefit proceeds are equal to:

Your base death benefit; plus
The amount of any rider benefits; minus
Any outstanding policy loan with accrued loan interest; minus
Any outstanding fees and charges incurred before the insured person's death.
The death benefit is calculated as of the insured person's death and will vary depending on the death benefit option you have chosen.
Death Benefit Guarantee
The policy has a death benefit guarantee which provides that the policy will not lapse even if the surrender value is not enough to pay the periodic fees and charges each month.
In general, the two most significant benefits of the death benefit guarantee are:

  During the early policy years, the surrender value (even when supplemented by the sales charge refund) may not be enough to cover the periodic fees and charges due each month, so that the death benefit guarantee may be necessary to avoid lapse of the policy. This occurs when the surrender charge exceeds the policy value in these years. Likewise, if you request an increase in the amount of your insurance coverage, an additional surrender charge will apply for the 15 years following the increase, which could create a similar possibility of lapse as exists during the early policy years; and

  To the extent the surrender value declines due to poor investment performance of the funds or due to an additional surrender charge after a requested increase in the amount of your insurance coverage, the surrender value may not be sufficient even in later policy years to cover the periodic fees and charges due each month. Accordingly, the death benefit guarantee may be necessary in later policy years to avoid lapse of the policy.

The death benefit guarantee is standard on every policy. It provides a guarantee that your policy will not lapse for the lesser of five years or to age 65, provided your cumulative premium payments, minus any partial withdrawals or loans, are at least equal to the sum of minimum premium payments to the next monthly processing date.

You should consider the following factors in relation to the death benefit guarantee:
The amount of the minimum premium for your policy will be set forth in your policy (see Purchasing a Policy - Premium Payments);
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The minimum premium for your policy is based on monthly rates that vary according to the insured person's gender, risk class and age;
Even though you may pay less than the minimum premium amount, you may lose the significant protection provided by the death benefit guarantee by doing so; and
Even if the death benefit guarantee terminates, your policy will not necessarily lapse (see Termination of Coverage - Lapse).

If you have not paid enough premium to maintain the death benefit guarantee as of any monthly processing date, we will send you notice of the premium payment required to keep the death benefit guarantee in force. If we do not receive the required premium payment within 61 days from the date of our notice, the death benefit guarantee will terminate.

Except by administrative practice during the first five policy years you cannot reinstate a terminated death benefit guarantee. This practice may be discontinued at any time without prior notice.
Additional Insurance Benefits
Your policy may include additional insurance benefits, attached by rider. There are two types of riders:
Those that provide optional benefits that you must select before they are effective; and
Those that automatically come with the policy.

The following information does not include all of the terms and conditions of each rider, and you should refer to the rider to fully understand its benefits and limitations. We may offer riders not listed here. Not all riders may be available under your policy. Contact your agent/registered representative for a list of riders and their availability.

Optional Rider Benefits

The following riders may have an additional cost, but you may cancel optional riders at any time. Adding or canceling riders may have tax consequences. See TAX CONSIDERATIONS - Modified Endowment Contracts.

Accidental Death Benefit Rider. The accidental death benefit rider provides an additional insurance benefit if the insured person dies from an accidental injury before age 70. You may apply for this rider only when you apply for the base policy and the minimum amount of coverage under this rider is $5,000. The maximum amount of coverage is $300,000, but may be less depending on the age of the insured person.

You should consider the following factors when deciding whether to add the accidental death benefit rider to your policy:
Subject to certain limits, you can increase the amount of coverage under this rider after the second policy year;
You can decrease the amount of coverage under this rider after the second policy year;
The minimum premium for this rider is based on monthly rates that vary according to the insured person's risk class and age;
The current cost of insurance rates for this rider are different than those for the base policy (see Fees and Charges - Optional Rider Fees and Charges);
The policy's periodic fees and charges do not apply to coverage under this rider; and
This rider does not have a surrender charge.

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Additional Insured Rider. The additional insured rider provides ten-year, guaranteed level premium and level term coverage on the insured person or the insured person's spouse or children. You may add this rider after your policy is issued.

You should consider the following factors when deciding whether to add the additional insured rider to your policy:
You cannot increase the amount of coverage under this rider after issue;
You can decrease the amount of coverage under this rider after the first policy year;
The minimum premium for this rider is based on monthly rates that vary according to the insured person's gender, risk class and age;
The current cost of insurance rates for this rider are different than those for the base policy (see Fees and Charges - Optional Rider Fees and Charges);
The policy's periodic fees and charges do not apply to coverage under this rider; and
This rider does not have a surrender charge.

Additionally, before age 75 you can convert the coverage under this rider to any other whole life policy we offer at the time. No evidence of insurability will be required for the new whole life policy, and the premiums and cost of insurance charges for this new policy will be based on the insured person's age at the time of conversion.

Children's Insurance Rider. The children's insurance rider provides up to $10,000 of term life insurance coverage on the life of each of the insured person's children. You may add this rider after your policy is issued and the maximum amount of coverage under this rider is $10,000.

You should consider the following factors when deciding whether to add the children's insurance rider to your policy:
Term coverage under this rider is available to age 25 of each child (or for 25 years from the issue date of this rider, if earlier);
The current cost of insurance rates for this rider are different than those for the base policy (see Fees and Charges - Optional Rider Fees and Charges);
Subject to certain limits you may increase insurance coverage under this rider; and
Decreases in the amount of insurance coverage under this rider are allowed, but at least six months must elapse between decreases.

Waiver of Monthly Deduction Rider. Subject to certain limits, the waiver of monthly deduction rider provides that the policy's periodic fees and charges are waived while the insured person is totally disabled according to the terms of the rider. You may add this rider after your policy is issued, but it may not be added after the insured person reaches age 55.

You should consider the following factors when deciding whether to add the waiver of monthly deduction rider to your policy:
The current cost of insurance rates for this rider are different than those for the base policy (see Fees and Charges - Optional Rider Fees and Charges); and
If death benefit Option 1 is in effect at the end of the first six months of total disability, your death benefit option will automatically be changed to Option 2.
Your policy may contain either the Waiver of Monthly Deduction Rider or the Waiver of Specified Premium Rider, but not both.
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Waiver of Specified Premium Rider. Subject to certain limits, the waiver of specified premium rider provides that a specified amount of premium will be credited to the policy each month while the insured person is totally disabled according to the terms of the rider.

You should consider the following factors when deciding whether to add the waiver of specified premium rider to your policy:
The current cost of insurance rates for this rider are different than those for the base policy (see Fees and Charges - Optional Rider Fees and Charges); and
You may not increase your insurance coverage while benefits are being paid under the terms of this rider.
Your policy may contain either the Waiver of Monthly Specified Premium Rider or the Waiver of Monthly Deduction Rider, but not both.
Automatic Rider Benefits

The following rider benefits may come with your policy automatically, depending on your age and/or risk class. There may be an additional charge if you choose to exercise any of these rider benefits, and exercising the benefits may have tax consequences. See Fees and Charges - Optional Rider Fees and Charges and Other Tax Matters - Accelerated Death Benefit Rider.

Cost of Living Rider. The cost of living rider provides optional increases in the amount of insurance coverage on the life of the insured person every two years without evidence of insurability. Increases are based on increases in the cost of living as measured by the Consumer Price Index.

You should consider the following factors when deciding whether to accept a cost of living adjustment to your policy:

    On each date the amount of insurance increases under this rider, the periodic fees and charges under the policy will increase to account for the increased costs of insurance and the increased waiver of monthly deduction rider benefit, if applicable;

The minimum premium for the death benefit guarantee will increase, unless otherwise directed, on each date the amount of insurance increases under this rider; and
If you choose not to accept a cost of living adjustment, this rider will automatically terminate as to future increases.

Accelerated Death Benefit Rider. Under certain circumstances, the accelerated death benefit rider allows you to accelerate benefits from the base policy that we otherwise would pay upon the insured person's death. Generally, we will provide an accelerated benefit under this rider if the insured person has a terminal illness that will result in his or her death within 12 months, as certified by a physician. The accelerated benefit may not be more than 50% of the amount that would be payable at the death of the insured person, and the accelerated benefit will first be used to pay off any outstanding policy loans and interest due. The remainder of the accelerated benefit will be paid to you in a lump sum.

Consider the following factors when deciding whether to accelerate the death benefit under this rider:
We assess an administrative charge of up to $300 when we pay the accelerated benefit (see Fees and Charges - Optional Rider Fees and Charges);
When we pay the accelerated benefit, we establish a lien against your policy equal to the amount of the accelerated benefit, plus the amount of the administrative charge, plus interest on the lien;
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Any subsequent death benefit proceeds payable under the policy will first be used to repay the lien;
Withdrawals, loans and any other access to the policy value will be reduced by the amount of the lien;
Accelerating the death benefit will not affect the amount of premium payable on the policy and any unpaid premiums will be added to the lien; and
There may be tax consequences to requesting payment under this rider, and you should consult with a competent tax adviser for further information.

Certain limitations and restrictions are described in the rider. Additionally, the benefit may vary by state. You should consult your agent/registered representative as to whether and to what extent the rider is available in your particular state and on any particular policy.

Policy Value
Your policy value equals the sum of your fixed account, variable account and loan account values. Your policy value reflects:
The net premium applied to your policy;

In the policy form the "policy value" is referred to as the "Accumulation Value;" the "fixed account value" is referred to as the "Fixed Accumulation Value;" and the "variable account value" is referred to as the "Variable Accumulation Value."

The fees and charges that we deduct;
Any partial withdrawals you take;
Interest earned on amounts allocated to the fixed account;
The investment performance of the funds underlying the sub-accounts of the variable account; and
Interest earned on amounts held in the loan account.
Fixed Account Value

Your fixed account value equals the net premium you allocate to the fixed account, plus interest earned, minus amounts you transfer out or withdraw. It may be reduced by fees and charges assessed against your policy value. See The Investment Options - The Fixed Account.

Variable Account Value
Your variable account value equals your policy value attributable to amounts invested in the sub-accounts of the variable account.

Determining Values in the Sub-Accounts. The value of the amounts invested in the sub-accounts are measured by accumulation units and accumulation unit values. The value of each sub-account is the accumulation unit value for that sub-account multiplied by the number of accumulation units you own in that sub-account. Each sub-account has a different accumulation unit value.

The accumulation unit value is the value determined on each valuation date. The accumulation unit value of each variable investment option varies with the investment performance of its underlying fund. It reflects:

Investment income;
Realized and unrealized gains and losses;
Fund expenses; and
Taxes, if any.
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A valuation date is a date on which a fund values its shares and the New York Stock Exchange is open for business, except for days on which valuations are suspended by the SEC. Each valuation date ends at 4:00 p.m. Eastern time.

You purchase accumulation units when you allocate premium or make transfers to a sub-account, including transfers from the loan account.
We redeem accumulation units:
When amounts are transferred from a sub-account (including transfers to the loan account);
For the monthly deduction of the periodic fees and charges from your variable account value;
For policy transaction fees;
When you take a partial withdrawal;
If you surrender your policy; and
To pay the death benefit proceeds.

To calculate the number of accumulation units purchased or sold we divide the dollar amount of your transaction by the accumulation unit value for the sub-account calculated at the close of business on the valuation date of the transaction.

The date of a transaction is the date we receive your premium or transaction request at our customer service center, so long as the date of receipt is a valuation date. We use the accumulation unit value which is next calculated after we receive your premium or transaction request and we use the number of accumulation units attributable to your policy on the date of receipt.

We deduct the periodic fees and charges each month from your variable account value on the monthly processing date. If your monthly processing date is not a valuation date, the monthly deduction is processed on the next valuation date.

The value of amounts allocated to the sub-accounts goes up or down depending on investment performance of the corresponding funds. There is no guaranteed minimum value of amounts invested in the sub-accounts of the variable account.

How We Calculate Accumulation Unit Values. We determine the accumulation unit value for each sub-account on each valuation date.
We generally set the accumulation unit value for a sub-account at $10 when the sub-account is first opened. After that, the accumulation unit value on any valuation date is:
The accumulation unit value for the preceding valuation date; multiplied by
The sub-account's accumulation experience factor for the valuation period.
Every valuation period begins at 4:00 p.m. Eastern time on a valuation date and ends at 4:00 p.m. Eastern time on the next valuation date.
We calculate an accumulation experience factor for each sub-account every valuation date as follows:
We take the net asset value of the underlying fund shares as reported to us by the fund managers as of the close of business on that valuation date;
We add dividends or capital gain distributions declared and reinvested by the fund during the current valuation period;
We subtract a charge for taxes, if applicable; and
We divide the resulting amount by the net asset value of the shares of the underlying fund at the close of business on the previous valuation date.
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Loan Account Value

When you take a loan from your policy we transfer an amount equal to your loan to the loan account as collateral for your loan. The loan account is part of our general account and we charge interest on amounts held in the loan account. Your loan account value is equal to the sum of all unpaid policy loans plus unpaid interest. See Special Features and Benefits - Loans.

In the policy form the "loan account value" is referred to as the "Loan Amount."
Special Features and Benefits
Loans

You may borrow money from us by using your policy as collateral for the loan. We reserve the right to limit borrowing during the first policy year. Unless state law requires otherwise, a new loan amount must be at least $500, and the amount you may borrow is limited to 75% of the surrender value of your policy. After age 65, we currently allow you to borrow 100% of the surrender value. If your policy is in force as paid-up life insurance, the amount you may borrow is limited to the surrender value as of the next policy anniversary.

When you take a loan, we transfer an amount equal to your loan to the loan account. The loan account is part of our general account specifically designed to hold collateral for policy loans and interest.

Your loan request must be directed to our customer service center. When you request a loan you may specify the investment options from which the loan will be taken. If you do not specify the investment options, the loan will be taken proportionately from each active investment option you have, including the fixed account.

If you request an additional loan, we add the new loan amount to your existing loan. This way, there is only one loan outstanding on your policy at any time.

Loan Interest. We credit amounts held in the loan account with interest at an annual rate of 5.50% (guaranteed to be no less than 4.00%). Interest we credit is allocated to the sub-accounts and fixed account in the same proportion as your current premium allocation unless you tell us otherwise.

We also charge interest on loans. The annual interest rate charged is currently 7.40%.
After the tenth policy year, the annual interest rate which we charge will be reduced to 5.21% for that portion of the loan amount that is not greater than:
Your variable account value plus your fixed account value; minus
The sum of all premiums paid minus all partial withdrawals.
Loans with this reduced interest rate are preferred loans.

Interest is payable in advance at the time you take any loan (for the rest of the policy year) and at the beginning of each policy year thereafter (for the entire policy year). If you do not pay the interest when it is due, we add it to your loan account balance.

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We will refund to you any interest we have not earned if:
Your policy lapses;
You surrender your policy; or
You repay your loan.

Loan Repayment. You may repay your loan at any time before the insured person's age 95. However, unless you tell us otherwise we will treat amounts received as premium payments and not loan repayments. You must tell us if you want a premium payment to go towards repaying your loan.

When you make a loan repayment, we transfer an amount equal to your payment from the loan account to the sub-accounts and fixed account in the same proportion as your current premium allocation, unless you tell us otherwise.

Effects of a Policy Loan. Using your policy as collateral for a loan will effect your policy in various ways. You should carefully consider the following before taking a policy loan:
If you do not make loan repayments your policy could lapse because your surrender value may not be enough to pay your fees and charges each month;

    A loan may cause the termination of the death benefit guarantee because we deduct your loan account value from cumulative premiums paid when calculating whether you have paid sufficient premiums to keep the death benefit guarantee in effect;

Taking a loan reduces your opportunity to participate in the investment performance of the sub-accounts and the interest guarantees of the fixed account;
Accruing loan interest will change your policy value as compared to what it would have been if you did not take a loan;
Even if you repay your loan, it will have a permanent effect on your policy value;
If you do not repay your loan we will deduct any outstanding loan account value from amounts payable under the policy; and
Loans may have tax consequences and if your policy lapses with a loan outstanding, you may have further tax consequences. See TAX CONSIDERATIONS - Distributions other than Death Benefits.
Transfers

You currently may make an unlimited number of transfers of your variable account value between the sub-accounts and to the fixed account. (Transfers to or from the fixed account are not available for policies issued in New Jersey.) Transfers are subject to any conditions or limits that we or the funds whose shares are involved may impose, including:

You may generally not make transfers until after the fifteenth day following your policy date (see Premium Payments - Allocation of Net Premium);
We reserve the right to limit you to four transfers each policy year;
Although we currently do not impose a charge for transfers, we reserve the right to charge up to $25 for each transfer; and
We may impose the transfer charge, limit the number of transfers each policy year, restrict or refuse transfers because of excessive trading, as described below.

Any conditions or limits we impose on transfers will generally apply equally to all policy owners. However, we may impose different conditions or limits on third-parties acting on behalf of policy owners, such as market timing services.

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Transfers from the fixed account to the sub-accounts of the variable account are subject to the following additional restrictions:
Only one transfer is permitted each policy year, and you may only make this transfer within 30 days of the anniversary of your policy date;
You may only transfer up to 50% of your fixed account value unless the balance, after the transfer, would be less than $1,000 in which event you may transfer your full fixed account value; and
Your transfer must be at least the lesser of $500 or your total fixed account value.

We process all transfers and determine all values in connection with transfers on the next valuation date after we receive your request, except as described below for the dollar cost averaging or automatic rebalancing programs.

Dollar Cost Averaging. Anytime your policy value is at least $5,000 and the amount of your insurance coverage is at least $100,000 you may elect dollar cost averaging.

Dollar cost averaging is a long-term investment program through which you direct us to automatically transfer at regular intervals a specific dollar amount from any of the sub-accounts to one or more of the other sub-accounts or to the fixed account. We do not permit transfers from the fixed account under this program. You may request that the dollar cost averaging transfers occur on a monthly, quarterly, semi-annual or annual basis. You may discontinue this program at any time. Although we currently do not charge for this feature, we reserve the right to impose a charge in the future.

This systematic plan of transferring policy values is intended to help reduce the risk of investing too much when the price of a fund's shares is high. It also helps reduce the risk of investing too little when the price of a fund's shares is low. Because you transfer the same dollar amount to the sub-accounts each period, you purchase more units when the unit value is low and you purchase fewer units when the unit value is high.

Dollar cost averaging does not assure a profit nor does it protect you against a loss in a declining market.
You may discontinue your dollar cost averaging program at any time. We reserve the right to discontinue, modify or suspend this program, and dollar cost averaging will automatically terminate if:
We receive a request to begin an automatic rebalancing program;
The policy is in the grace period on any date when dollar cost averaging transfers are scheduled; or
The specified transfer amount from any sub-account is more than the variable account value in that sub-account.

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Automatic Rebalancing. Anytime your policy value is at least $10,000 and the amount of your insurance coverage is at least $200,000 you may elect automatic rebalancing. Automatic rebalancing is a program for simplifying the process of asset allocation and maintaining a consistent allocation of your variable and fixed account values among your chosen investment options. Although we currently do not charge for this feature, we reserve the right to impose a charge in the future.

If you elect automatic rebalancing, we periodically transfer amounts among the investment options to match the asset allocation percentages you have chosen. This action rebalances the amounts in the investment options that do not match your set allocation percentages. This mismatch can happen if an investment option outperforms another investment option over the time period between automatic rebalancing transfers.

Automatic rebalancing does not assure a profit nor does it protect you against a loss in a declining market.
You may discontinue your automatic rebalancing program at any time. We reserve the right to discontinue, modify or suspend this program, and automatic rebalancing will automatically terminate if:
We receive a request to transfer policy values among the investment options;
We receive a request to begin a dollar cost averaging program;
The policy is in the grace period on any date when automatic rebalancing transfers are scheduled; or
The sum of your variable and fixed account values is less than $7,500 on any date when automatic rebalancing transfers are scheduled.

Conversion to a Guaranteed Policy. During the first two policy years and the first two years after an increase in the amount of your insurance coverage, you may permanently convert your policy or the requested increase in insurance coverage to a guaranteed policy, unless state law requires differently. If you elect to make this change, unless state law requires that we issue to you a new guaranteed policy, we will permanently transfer the amounts you have invested in the sub-accounts of the variable account to the fixed account and allocate all future net premium to the fixed account. After you exercise this right you may not allocate future premium payments or make transfers to the sub-accounts of the variable account. We do not charge for this change.

Excessive Trading. Excessive trading activity can disrupt fund management strategies and increase fund expenses through:
Increased trading and transaction costs;
Forced and unplanned portfolio turnover;
Lost opportunity costs; and
Large asset swings that decrease the fund's ability to provide maximum investment return to all policy owners.

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In response to excessive trading, we may restrict or refuse transfers or restrict or refuse transfers made through a fax machine, the internet or over the telephone, including transfers made by third-parties acting on behalf of policy owners such as market timing services. We will take such actions when we determine, in our sole discretion, that transfers are harmful to the funds or to policy owners as a whole.

We will notify you in writing if we restrict or refuse any transfer because we have determined it to be harmful to the funds or policy owners as a whole.
Partial Withdrawals

Beginning in the second policy year you may withdraw part of your policy's surrender value. Only one partial withdrawal is currently allowed each policy year, and a partial withdrawal must be at least $500. In policy years two through 15 you may not withdraw more than 20% of your surrender value.

We currently charge $10 for each partial withdrawal, but we reserve the right to charge up to $25 for each partial withdrawal. See Transaction Fees and Charges - Partial Withdrawal Fee.

Unless you specify a different allocation, we will take partial withdrawals from the fixed account and the sub-accounts of the variable account in the same proportion that your value in each has to your policy value on the monthly processing date. We will determine these proportions at the end of the valuation period during which we receive your partial withdrawal request. For purposes of determining these proportions, we will not include any outstanding loan account value.

Effects of a Partial Withdrawal. We will reduce the policy value by the amount of a partial withdrawal. We will also reduce the death benefit by an amount equal to the factor from the definition of life insurance factors described in Appendix A multiplied by the amount of the partial withdrawal. A partial withdrawal may also cause the termination of the death benefit guarantee because we deduct the amount of the partial withdrawal from the total premiums paid when calculating whether you have paid sufficient premiums in order to maintain the death benefit guarantee.

If death benefit Option 1 is in effect, we will decrease the amount of insurance coverage by the amount of a partial withdrawal. Decreases in insurance coverage on policies with multiple coverage segments will be made in the following order:

From the most recent segment;
From the next more recent segments successively; and
From the initial segment.

Therefore, partial withdrawals may affect the way in which the cost of insurance is calculated and the amount of pure insurance protection under the policy. See Periodic Fees and Charges - Cost of Insurance.

If death benefit Option 2 is in effect, a partial withdrawal will not affect the amount of insurance coverage.

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We will not allow a partial withdrawal if the amount of insurance coverage after the withdrawal would be less than $25,000.
A partial withdrawal may have tax consequences depending on the circumstances of such withdrawal. See TAX CONSIDERATIONS - Tax Status of the Policy.
Paid-Up Life Insurance

You may elect, at any time before the insured person's age 95, to apply the surrender value to purchase fixed paid up life insurance. However, if the insured is alive at age 95, the surrender value will, unless we are notified in writing otherwise, be automatically applied to purchase fixed paid-up life insurance. The amount by which any paid up insurance will exceed the surrender value cannot be greater than the amount by which the death benefit exceeds the policy value. Any surrender value not used to purchase paid-up life insurance will be paid to you in cash and treated as a partial distribution for federal income tax purposes.

If your policy is continued in force as fixed paid-up life insurance:
The surrender value is transferred to the fixed account;
You cannot pay additional premiums;
You cannot take any partial withdrawals; and
We will not deduct any further periodic fees and charges.
Applying your policy's surrender value to purchase paid up insurance may have tax consequences. See TAX CONSIDERATIONS - Tax Status of the Policy.
Termination of Coverage
Your insurance coverage will continue under the policy until you surrender your policy or it lapses.
Surrender
In the policy form the "surrender value" is referred to as the "Cash Surrender Value."

You may surrender your policy for its surrender value any time after the free look period while the insured person is alive. Your surrender value is your policy value minus any surrender charge, loan account value and unpaid fees and charges.

You may take your surrender value in other than one payment.

We compute your surrender value as of the valuation date we receive your written surrender request and policy (or lost policy form) at our customer service center. All insurance coverage ends on the date we receive your surrender request and policy.

Surrender of your policy may have adverse tax consequences. See TAX CONSIDERATIONS - Distributions Other than Death Benefits.

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Lapse
Your policy will not lapse and your insurance coverage under the policy will continue if on any monthly processing date:
The death benefit guarantee is in effect; or.
Your surrender value is enough to pay the periodic fees and charges when due.

Grace Period. If on a monthly processing date you do not meet either of these conditions, your policy will enter the 61-day grace period during which you must make a sufficient premium payment to avoid having your policy lapse and insurance coverage terminate.

We will notify you that your policy is in a grace period at least 30 days before it ends. We will send this notice to you (or a person to whom you have assigned your policy) at your last known address in our records. We will notify you of the premium payment necessary to prevent your policy from lapsing. This amount generally equals the past due charges, plus the estimated periodic fees and charges and charges of any optional rider benefits for the next two months. If we receive payment of the required amount before the end of the grace period, we apply it to your policy in the same manner as your other premium payments, then we deduct the overdue amounts from your policy value.

If you do not pay the full amount within the 61-day grace period your policy and its riders will lapse without value. We withdraw your remaining variable and fixed account values, deduct amounts you owe us and inform you that your coverage has ended.

If the insured person dies during the grace period we do pay death benefit proceeds to your beneficiaries with reductions for your loan account value and periodic fees and charges owed.

During the early policy years your surrender value (even when supplemented by the sales charge refund) will generally not be enough to cover the periodic fees and charges each month, and you will generally need to pay at least the minimum premium amount (to maintain the death benefit guarantee) for the policy not to lapse.

If your policy lapses, any distribution of policy value may be subject to current taxation. See TAX CONSIDERATIONS - Distributions Other than Death Benefits.
Reinstatement

Reinstatement means putting a lapsed policy back in force. You may reinstate a lapsed policy by written request any time within five years after it has lapsed. A policy that was surrendered may not be reinstated.

To reinstate the policy and any riders, you must submit evidence of insurability satisfactory to us and pay a premium large enough to keep the policy and any rider benefits in force for at least two months. If you had a policy loan existing when coverage lapsed, we will reinstate it with accrued loan interest to the date of the lapse.

A lapsed death benefit guarantee cannot, unless otherwise allowed under state law, be reinstated after the fifth policy year.

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A policy that is reinstated more than 90 days after lapsing will be classified as a modified endowment contract for tax purposes. See TAX CONSIDERATIONS -- Distributions Other than Death benefit -- Modified Endowment Contracts.

TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover federal estate, gift and generation-skipping tax implications, state and local taxes or other tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service ("IRS").

The following discussion generally assumes that the policy will qualify as a life insurance contract for federal tax purposes.
Tax Status of the Company

We are taxed as a life insurance company under the Internal Revenue Code. The variable account is not a separate entity from us. Therefore, it is not taxed separately as a "regulated investment company," but is taxed as part of the company. We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the policy. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed. In addition, any foreign tax credits attributable to the separate account will first be used to reduce any income taxes imposed on the variable account before being used by the company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the variable account and we do not intend to make provisions for any such taxes. However, if changes in the federal tax laws or their interpretation result in our being taxed in income or gains attributable to the variable account, then we may impose a charge against the variable account (with respect to some or all of the policies) to set aside provisions to pay such taxes.

Tax Status of the Policy

This policy is designed to qualify as a life insurance contract under the Internal Revenue Code. All terms and provisions of the policy shall be construed in a manner which is consistent with that design. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in Section 7702 of the Internal Revenue Code. While there is very little guidance as to how these requirements are applied, we believe it is reasonable to conclude that our policies satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we will take appropriate and reasonable steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions or modify your policy in order to do so.

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Section 7702 provides that if the requirements of the "guideline premium test" are met, a policy will be treated as a life insurance policy for federal income tax purposes. The guideline premium test provides for a maximum amount of premium in relation to the death benefit and a minimum amount of death benefit in relation to policy value.

We will at all times strive to assure that the policy meets the statutory definition which qualifies the policy as life insurance for federal income tax purposes. See Tax Treatment of Policy Death Benefits.

Diversification and Investor Control Requirements

In addition to meeting the Internal Revenue Code Section 7702 tests, Internal Revenue Code Section 817(h) requires separate account investments, such as our variable account, to be adequately diversified. The Treasury has issued regulations which set the standards for measuring the adequacy of any diversification. To be adequately diversified, each variable investment option must meet certain tests. If your variable life policy is not adequately diversified under these regulations, it is not treated as life insurance under Internal Revenue Code Section 7702. You would then be subject to federal income tax on your policy income as you earn it. Each sub-account's corresponding fund has represented that it will meet the diversification standards that apply to your policy.

In certain circumstances, owners of a variable life insurance policy have been considered, for federal income tax purposes, to be the owners of the assets of the separate account supporting their policies, due to their ability to exercise investment control over their assets. When this is the case, the policy owners have been currently taxed on income and gains attributable to the separate account assets.

Your ownership rights under your policy are similar to, but different in some ways from those described by the IRS in rulings in which it determined that policy owners are not owners of separate account assets. For example, you have additional flexibility in allocating your premium payments and in your policy values. These differences could result in the IRS treating you as the owner of a pro rata share of the variable account assets. We do not know what standards will be set forth in the future, if any, in Treasury regulations or rulings. We reserve the right to modify your policy, as necessary, to try to prevent you from being considered the owner of a pro rata share of the variable account assets, or to otherwise qualify your policy for favorable tax treatment.

Tax Treatment of Policy Death Benefits

We believe that the death benefit, or an accelerated death benefit, under a policy is generally excludable from the gross income of the beneficiary(ies) under section 101(a)(1) of the Internal Revenue Code. However, there are exceptions to this general rule. Additionally, federal and local transfer, estate inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary(ies). A tax adviser should be consulted about these consequences.

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Distributions Other than Death Benefits

Generally, the policy owner will not be taxed on any of the policy value until there is a distribution. When distributions from a policy occur, or when loan amounts are taken from or secured by a policy, the tax consequences depend on whether or not the policy is a "modified endowment contract."

Modified Endowment Contracts

Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts" and are given less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether or not it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums we receive during the first seven policy years. Certain changes in a policy after it is issued, such as reduction in benefits, could also cause it to be classified as a modified endowment contract. A current or prospective policy owner should consult with a competent adviser to determine whether or not a policy transaction will cause the policy to be classified as a modified endowment contract.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Additionally, all modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the policy owner's income when a taxable distribution occurs.

Once a policy is classified as a modified endowment contract, the following tax rules apply both prospectively and to any distributions made in the prior two years:

    All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed. The amount of gain in the policy will be equal to the difference between the policy's value and the investment in the policy;

    Loan amounts taken from or secured by a policy classified as a modified endowment contract are treated as distributions and taxed first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed; and

40 - SelectHLife II

    A 10% additional income tax penalty may be imposed on the distribution amount subject to income tax. This tax penalty generally does not apply to distributions (1) made on or after the date on which the taxpayer attains age 591/2; (b) which are attributable to the taxpayer becoming disabled (as defined in the Internal Revenue Code); or (c) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Consult a tax adviser to determine whether or not you may be subject to this penalty tax.

Policies That Are Not Modified Endowment Contracts

Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy. Only after the recovery of all investment in the policy, is there taxable income. However, certain distributions made in connection with policy benefit reductions during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax. Consult a tax adviser to determine whether or not any reduction in policy benefits will be subject to tax.

Loan amounts from or secured by a policy that is not a modified endowment contract are generally not taxed as distributions. However, the tax consequences of such a loan that is outstanding after policy year ten are uncertain and a tax adviser should be consulted about such loans. Finally, neither distributions from, nor loan amounts from or secured by, a policy that is not a modified endowment contract are subject to the 10% additional income tax.

Special rules also apply if you are subject to the alternative minimum tax. You should consult a tax adviser if you are subject to the alternative minimum tax.
Investment in the Policy

Your investment in the policy is generally the total of your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax free.

Other Tax Matters
Policy Loans

In general, interest on a policy loan will not be deductible. Moreover, the tax consequences associated with a preferred loan available in the policy are uncertain. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

SelectHLife II - 41

If a loan from a policy is outstanding when the policy is surrendered or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the policy and will be taxed accordingly.

Accelerated Death Benefit Rider

We believe that payments under the accelerated death benefit rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the insured under the policy. (See Automatic Rider Benefits - Accelerated Death Benefit Rider for more information about this rider.) However, you should consult a qualified tax adviser about the consequences of adding this rider to a policy or requesting payment under this rider.

Continuation of a Policy Beyond Age 95

The tax consequences of continuing the policy beyond the insured person's 95th birthday are unclear. You should consult a tax adviser if you intend to keep the policy in force beyond the insured person's 95th birthday.

Section 1035 Exchanges

Internal Revenue Code Section 1035 provides, in certain circumstances, that no gain or loss will be recognized on the exchange of one life insurance policy for another life insurance policy or an endowment or annuity contract. We accept 1035 exchanges with outstanding loans. Special rules and procedures apply to 1035 exchanges. These rules can be complex, and if you wish to take advantage of Section 1035, you should consult your tax adviser.

Tax-exempt Policy Owners

Special rules may apply to a policy that is owned by a tax-exempt entity. Tax-exempt entities should consult their tax adviser regarding the consequences of purchasing and owning a policy. These consequences could include an effect on the tax-exempt status of the entity and the possibility of the unrelated business income tax.

Tax Law Changes

Although the likelihood of legislative action is uncertain, there is always the possibility that the tax treatment of the policy could be changed by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

Policy Changes to Comply with the Law

So that your policy continues to qualify as life insurance under the Internal Revenue Code, we reserve the right to refuse to accept all or part of your premium payments or to change your death benefit. We may refuse to allow you to make partial withdrawals that would cause your policy to fail to qualify as life insurance. We also may make changes to your policy or its riders or take distributions from your policy to the degree that we deem necessary to qualify your policy as life insurance for tax purposes.

42 - SelectHLife II

If we make any change of this type, it applies the same way to all affected policies.
Any increase in your death benefit will cause an increase in your cost of insurance charges.
Policy Availability and Qualified Plans

The policy is not available for sale to and cannot be acquired with funds that are assets of (i) an employee benefit plan as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and that is subject to Title I of ERISA; (ii) a plan described in section 4975(e)(1) of the Internal Revenue Code; or (iii) an entity whose underlying assets include plan assets by reason of the investment by an employee benefit plan or other plan in such entity within the meaning of 29 C.F.R. Section 2510.3-101 or otherwise.

Policy owners may use our policies in various other arrangements, including:
Non-qualified deferred compensation or salary continuance plans;
Split dollar insurance plans;
Executive bonus plans;
Retiree medical benefit plans; and
Other plans.

The tax consequences of these plans may vary depending on the particular facts and circumstances of each arrangement. If you want to use any of your policies in this type of arrangement, you should consult a qualified tax adviser regarding the tax issues of your particular arrangement.

Life Insurance Owned by Businesses

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

Income Tax Withholding

The IRS requires us to withhold income taxes from any portion of the amounts individuals receive in a taxable transaction. We do not withhold income taxes if you elect in writing not to have withholding apply. If the amount withheld for you is insufficient to cover income taxes, you may have to pay income taxes and possibly penalties later.

SelectHLife II - 43

Policy Transfers

The transfer of the policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the policy owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each policy owner or beneficiary will determine the extent, if any, to which federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

You should consult qualified legal or tax advisers for complete information on federal, state, local and other tax considerations.
ADDITIONAL INFORMATION
General Policy Provisions
Your Policy
The policy is a contract between you and us and is the combination of:
Your policy;
A copy of your original application and applications for benefit increases or decreases;
Your riders;
Your endorsements;
Your policy schedule pages; and
Your reinstatement applications.

If you make a change to your coverage, we give you a copy of your changed application and new policy schedules. If you send your policy to us, we attach these items to your policy and return it to you. Otherwise, you need to attach them to your policy.

Unless there is fraud, we consider all statements made in an application to be representations and not guarantees. We use no statement to deny a claim, unless it is in an application.
A president or other officer of our company and our secretary or assistant secretary must sign all changes or amendments to your policy. No other person may change its terms or conditions.

44 - SelectHLife II

Age

We issue your policy at the insured person's age (stated in your policy schedule) based on the last birthday as of the policy date. On the policy date, the insured person can generally be no more than age 80.

We often use age to calculate rates, charges and values. We determine the insured person's age at a given time by adding the number of completed policy years to the age calculated at issue and shown in the schedule.

Ownership

The original owner is the person named as the owner in the policy application. The owner can exercise all rights and receive benefits during the life of the insured person. These rights include the right to change the owner, beneficiaries or the method designated to pay death benefit proceeds.

As a matter of law, all rights of ownership are limited by the rights of any person who has been assigned rights under the policy and any irrevocable beneficiaries.

You may name a new owner by giving us written notice. The effective date of the change to the new owner is the date the prior owner signs the notice. However, we will not be liable for any action we take before a change is recorded at our customer service center. A change in ownership may cause the prior owner to recognize taxable income on gain under the policy.

Beneficiaries

You, as owner, name the beneficiaries when you apply for your policy. The primary beneficiaries who survive the insured person receive the death benefit proceeds. Other surviving beneficiaries receive death benefit proceeds only if there is no surviving primary beneficiaries. If more than one beneficiary survives the insured person, they share the death benefit proceeds equally, unless you specify otherwise. If none of your policy beneficiaries has survived the insured person, we pay the death benefit proceeds to you or to your estate, as owner.

You may name new beneficiaries during the insured person's lifetime. We pay death benefit proceeds to the beneficiaries whom you have most recently named according to our records. We do not make payments to multiple sets of beneficiaries. The designation of certain beneficiaries may have tax consequences. See TAX CONSIDERATIONS - Other Tax Matters.

SelectHLife II - 45

Collateral Assignment

You may assign your policy by sending written notice to us. After we record the assignment, your rights as owner and the beneficiaries' rights (unless the beneficiaries were made irrevocable beneficiaries under an earlier assignment) are subject to the assignment. It is your responsibility to make sure the assignment is valid. The transfer or assignment of a policy may have tax consequences. See TAX CONSIDERATIONS - Other Tax Matters.

Incontestability

After your policy has been in force and the insured person is alive for two years from your policy date and from the effective date of any new coverage segment, an increase in any other benefit or reinstatement, we will not question the validity of statements in your applicable application.

Misstatements of Age or Gender

Notwithstanding the Incontestability provision above, if the insured person's age or gender has been misstated, we adjust the death benefit to the amount which would have been purchased for the insured person's correct age and gender. We base the adjusted death benefit on the cost of insurance charges deducted from your policy value on the last monthly processing date before the insured person's death, or as otherwise required by law.

If unisex cost of insurance rates apply, we do not make any adjustments for a misstatement of gender.
Suicide
If the insured person commits suicide (while sane or insane), within two years of your policy date, unless otherwise required by law, we limit death benefit proceeds to:
The total premium we receive to the time of death; minus
Outstanding loan account value; minus
Partial withdrawals taken.

We make a limited payment to the beneficiaries for a new coverage segment or other increase if the insured person commits suicide (while sane or insane), within two years of the effective date of a new coverage segment or within two years of an increase in any other benefit, unless otherwise required by law. The limited payment is equal to the cost of insurance charges which were deducted for the increase.

46 - SelectHLife II

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA Patriot Act. Among other things, this program requires us, our agents and customers to comply with certain procedures and standards that serve to assure that our customers' identities are properly verified and that premiums are not derived from improper sources.

Under our anti-money laundering program, we may require policy owners, insured persons and/or beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.

We may also limit the types of premium payments (traveler's checks, for example) or the amount of certain types of premium payments (money orders totaling more than $5,000, for example) that we will accept.

Our anti-money laundering program is subject to change without notice to take account of changes applicable in laws or regulations and our ongoing assessment of our exposure to illegal activity.
Transaction Processing
Generally, within seven days of when we receive all information required to process a payment, we pay:
Death benefit proceeds;
Surrender value;
Partial withdrawals; and
Loan proceeds.
We may delay processing these transactions if:
The New York Stock Exchange is closed for trading;
Trading on the New York Stock Exchange is restricted by the SEC;
There is an emergency so that it is not reasonably possible to sell securities in the sub-accounts or to determine the value of a sub-account's assets; and
A governmental body with jurisdiction over the variable account allows suspension by its order.
SEC rules and regulations generally determine whether or not these conditions exist.
We execute transfers among the sub-accounts as of the valuation date of our receipt of your request at our customer service center.
We determine the death benefit as of the date of the insured person's death. The death benefit proceeds are not affected by subsequent changes in the value of the sub-accounts.

We may delay payment from our fixed account for up to six months, unless law requires otherwise, of surrender proceeds, withdrawal amounts or loan amounts. If we delay payment more than 30 days, we pay interest at our declared rate (or at a higher rate if required by law) from the date we receive your complete request.

SelectHLife II - 47

Notification and Claims Procedures
Except for certain authorized telephone requests, we must receive in writing any election, designation, change, assignment or request made by the owner.

You must use a form acceptable to us. We are not liable for actions taken before we receive and record the written notice. We may require you to return your policy for policy changes or if you surrender it.

If the insured person dies while your policy is in force, please let us know as soon as possible. We will send you instructions on how to make a claim. As proof of the insured person's death, we may require proof of the deceased insured person's age and a certified copy of the death certificate.

The beneficiaries and the deceased insured person's next of kin may need to sign authorization forms. These forms allow us to get information such as medical records of doctors and hospitals used by the deceased insured person.

Telephone Privileges

Telephone privileges are automatically provided to you and your agent/registered representative, unless you decline it on the application or contact our customer service center. Telephone privileges allow you or your agent/registered representative to call our customer service center to:

Make transfers;
Change premium allocations;
Change your dollar cost averaging and automatic rebalancing programs;
Request partial withdrawals; and
Request a loan.
Our customer service center uses reasonable procedures to make sure that instructions received by telephone are genuine. These procedures may include:
Requiring some form of personal identification;
Providing written confirmation of any transactions; and
Tape recording telephone calls.

By accepting telephone privileges, you authorize us to record your telephone calls with us. If we use reasonable procedures to confirm instructions, we are not liable for losses from unauthorized or fraudulent instructions. We may discontinue this privilege at any time.

Telephone and facsimile privileges may not always be available. Telephone or fax systems, whether yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by written request.

48 - SelectHLife II

Non-participation
Your policy does not participate in the surplus earnings of ReliaStar Life Insurance Company.
Advertising Practices and Sales Literature
We may use advertisements and sales literature to promote this product, including:
Articles on variable life insurance and other information published in business or financial publications;
Indices or rankings of investment securities; and
Comparisons with other investment vehicles, including tax considerations.

We may use information regarding the past performance of the sub-accounts and funds. Past performance is not indicative of future performance of the sub-accounts or funds and is not reflective of the actual investment experience of policy owners.

We may feature certain sub-accounts, the underlying funds and their managers, as well as describe asset levels and sales volumes. We may refer to past, current, or prospective economic trends and investment performance or other information we believe may be of interest to our customers.

Settlement Options

You may elect to take the surrender value in other than one lump-sum payment. Likewise, you may elect to have the beneficiaries receive the death benefit proceeds other than in one lump-sum payment, if you make this election during the insured person's lifetime. If you have not made this election, the beneficiaries may do so within 60 days after we receive proof of the insured person's death.

The investment performance of the sub-accounts does not affect payments under these settlement options. Instead, interest accrues at a fixed rate based on the option you choose. Payment options are subject to our rules at the time you make your selection. Currently, a periodic payment must be at least $25 and the total proceeds must be at least $2,500.

The following settlement options are available:
Option 1 - The proceeds are left with us to earn interest. Withdrawals and any changes are subject to our approval;
Option 2 - The proceeds and interest are paid in equal installments of a specified amount until the proceeds and interest are all paid;
Option 3 - The proceeds and interest are paid in equal installments for a specified period until the proceeds and interest are all paid;

    Option 4 - The proceeds provide an annuity payment with a specified number of months. The payments are continued for the life of the primary payee. If the primary payee dies before the certain period is over, the remaining payments are paid to a contingent payee;

Option 5 - The proceeds provide a life income for two payees. When one payee dies, the surviving payee receives two-thirds of the amount of the joint monthly payment for life; and

SelectHLife II - 49

    Option 6 - The proceeds are used to provide an annuity based on the rates in effect when the proceeds are applied. We will not apply this option if a similar option would be more favorable to the payee at that time.

Interest on Settlement Options. We base the interest rate for proceeds applied under Options 1 and 2 on the interest rate we declare on money that we consider to be in the same classification based on the option, restrictions on withdrawal and other factors. The interest rate will never be less than an effective annual rate of 3.50%.

In determining amounts we pay under Options 3 and 4, we assume interest at an effective annual rate of 3.50%. Also, for Option 3 and periods certain under Option 4, we credit any excess interest we may declare on money that we consider to be in the same classification based on the option, restrictions on withdrawal and other factors.

If none of these settlement options have been elected, your surrender value or the death benefit proceeds will be paid in one lump-sum payment. Unless you request otherwise, death benefit proceeds generally will be paid into an interest bearing account which can be accessed through the use of a checking account provided to the beneficiaries. Interest earned on this account may be less than interest paid on other settlement options.

Reports

Annual Statement. We will send you an annual statement once each year free of charge showing the amount of insurance coverage under your policy as well as your policy's death benefit, policy and surrender values, the amount of premiums you have paid, the amounts you have withdrawn, borrowed or transferred and the fees and charges we have imposed since the last statement.

Additional statements are available upon request. We may make a charge not to exceed $50 for each additional annual statement you request. See Transaction Fees and Charges - Excess Annual Report Fee.
We send semi-annual reports with financial information on the funds, including a list of investment holdings of each fund.
We send confirmation notices to you throughout the year for certain policy transactions such as partial withdrawals and loans.

Illustrations. To help you better understand how your policy values will vary over time under different sets of assumptions, we will provide you with a personalized illustration projecting future results based on the age and risk classification of the insured person and other factors such as the amount of insurance coverage, death benefit option, premiums and rates of return (within limits) you specify. We may make a charge not to exceed $50 for each illustration you request after the first in a policy year. See Transaction Fees and Charges - Excess Illustration Fee.

50 - SelectHLife II

We have filed an example of a personalized illustration as an exhibit to the registration statement for this prospectus. This form of illustration is available on request and is incorporated herein by reference. There may be state specific product features that make the illustrations applicable to you differ from the form of illustration shown in the exhibit. Subject to regulatory approval, personalized illustrations may be based upon a weighted average of fund expenses rather than an arithmetic average.

Other Reports. We will mail to you at your last known address of record at least annually a report containing such information as may be required by any applicable law. To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the investment Funds, will be mailed to your household, even if you or other persons in your household have more than one policy issued by us or an affiliate. Call our customer service center at 1-877-886-5050 if you need additional copies of financial reports, prospectuses, historical account information or annual or semi-annual reports or if you would like to receive one copy for each policy in all future mailings.

Legal Proceedings [To be updated by amendment.]

The variable account is not a party to any pending legal proceedings. We are a defendant in various lawsuits and arbitration proceedings in connection with the normal conduct of our insurance operations. Some of the cases seek to be granted class action status and many of the cases seek both compensatory and punitive damages. In some matters, parties seek to avoid their contractual obligations to us. In the opinion of management, the ultimate resolution of such litigation/arbitration will not have a material adverse impact to our financial position. It should be noted, however, that a number of financial services companies have been subjected to significant awards in connection with punitive damages claims and we can make no assurances that we will not be subjected to such an award. The defense of pending litigation/arbitration may require the commitment of substantial internal resources and the retention of legal counsel and expert advisers.

Financial Statements

Financial statements of the variable account and the company are contained in the Statement of Additional Information. To request a free Statement of Additional Information, please contact our Customer Service Center at the address or telephone number on the back of this prospectus.

SelectHLife II - 51

APPENDIX A
Definition of Life Insurance Factors

Guideline Premium Test Factors

Attained Age	Factor	Attained Age	Factor	Attained Age	Factor	Attained Age	Factor	Attained Age	Factor
0-40	2.50	49	1.91	58	1.38	67	1.18	91	1.04
41	2.43	50	1.85	59	1.34	68	1.17	92	1.03
42	2.36	51	1.78	60	1.30	69	1.16	93	1.02
43	2.29	52	1.71	61	1.28	70	1.15	94	1.01
44	2.22	53	1.64	62	1.26	71	1.13	95 +	1.00
45	2.15	54	1.57	63	1.24	72	1.11
46	2.09	55	1.50	64	1.22	73	1.09
47	2.03	56	1.46	65	1.20	74	1.07
48	1.97	57	1.42	66	1.19	75 - 90	1.05

A-1

APPENDIX B
Funds Available Through the Variable Account
[To be updated by amendment.]
Fund Name	Investment Adviser/ Subadviser	Investment Objective	Total Annual Fund Expenses
AIM V.I. Dent Demographic Trends Fund (Series I Shares)	Investment Adviser: AIM Advisors, Inc. Subadviser: H.S. Dent Advisors, Inc.	Seeks long-term growth of capital.	Gross: Net:
Alger American Growth Portfolio (Initial Class)	Investment Adviser: Fred Alger Management, Inc.	Seeks long-term capital appreciation.	Gross: Net:
Alger American Leveraged AllCap Portfolio (Initial Class)	Investment Adviser: Fred Alger Management, Inc.	Seeks long-term capital appreciation.	Gross: Net:
Alger American MidCap Growth Portfolio (Initial Class)	Investment Adviser: Fred Alger Management, Inc.	Seeks long-term capital appreciation.	Gross: Net:
Alger American Small Capitalization Portfolio (Initial Class)	Investment Adviser: Fred Alger Management, Inc.	Seeks long-term capital appreciation.	Gross: Net:
Fidelity® VIP Contrafund® Portfolio (Initial Class)

Investment Adviser:
Fidelity Management & Research Company
Subadvisers:
Fidelity Management & Research (U.K.) Inc.; Fidelity Management & Research (Far East) Inc.; Fidelity Investments Japan Limited; FMR Co., Inc.

		Seeks long-term capital appreciation.	Gross: Net:
Fidelity® VIP Equity-Income Portfolio (Initial Class)	Investment Adviser: Fidelity Management & Research Company Subadviser: FMR Co., Inc.	Seeks reasonable income. Also considers the potential for capital appreciation. Seeks to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Index.	Gross: Net:
Fidelity® VIP Growth Portfolio (Initial Class)	Investment Adviser: Fidelity Management & Research Company Subadviser: FMR Co., Inc.	Seeks to achieve capital appreciation.	Gross: Net:

B-1

Fund Name	Investment Adviser/ Subadviser	Investment Objective	Total Annual Fund Expenses
Fidelity® VIP High Income Portfolio (Initial Class)

Investment Adviser:
Fidelity Management & Research Company
Subadvisers:
Fidelity Management & Research (U.K.) Inc.; Fidelity Management & Research (Far East) Inc.; Fidelity Investments Japan Limited; FMR Co., Inc.

		Seeks a high level of current income while also considering growth of capital.	Gross: Net:
Fidelity® VIP Index 500 Portfolio (Initial Class)	Investment Adviser: Fidelity Management & Research Company Subadviser: Deutsche Asset Management, Inc.	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Index (S&P 500).	Gross: Net:
Fidelity® VIP Investment Grade Bond Portfolio (Initial Class)	Investment Adviser: Fidelity Management & Research Company Subadviser: Fidelity Investments Money Management, Inc.	Seeks as high a level of current income as is consistent with the preservation of capital.	Gross: Net:
Fidelity® VIP Money Market Portfolio (Initial Class)	Investment Adviser: Fidelity Management & Research Company Subadviser: Fidelity Investments Money Management, Inc.	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Gross: Net:
ING MFS Mid-Cap Growth Portfolio (Service Class)	Investment Adviser: ING Services, Inc. Subadviser: Massachusetts Financial Services Company	Seeks long-term growth of capital.	Gross: Net:
ING T. Rowe Price Capital Appreciation Portfolio (Institutional Class)*	Investment Adviser: ING Services, Inc. Subadviser: T. Rowe Price Associates, Inc.	Seeks, over the long-term, a high total investment return, consistent with the preservation of capital and prudent investment risk.	Gross: Net:
ING VP Growth Opportunities Portfolio (Class R Shares)	Investment Adviser: ING Investments, LLC	Seeks long-term growth of capital.	Gross: Net:
ING VP Growth + Value Portfolio (Class R Shares)	Investment Adviser: ING Investments, LLC	Seeks capital appreciation	Gross: Net:

B-2

Fund Name	Investment Adviser/ Subadviser	Investment Objective	Total Annual Fund Expenses
ING VP High Yield Bond Portfolio (Class R Shares)	Investment Adviser: ING Investments, LLC	Seeks high income and capital appreciation.	Gross: Net:
ING VP International Value Portfolio (Class R Shares)	Investment Adviser: ING Investments, LLC Sub-Adviser: Brandes Investment Partners, LLC	Seeks long terms capital appreciation.	Gross: Net:
ING VP MagnaCap Portfolio (Class R Shares)	Investment Adviser: ING Investments, LLC	Seeks growth of capital, with dividend income as a secondary consideration.	Gross: Net:
ING VP MidCap Opportunities Portfolio (Class R Shares)	Investment Adviser: ING Investments, LLC	Seeks long-term capital appreciation.	Gross: Net:
ING VP Research Enhanced Index Portfolio (Class R Shares)	Investment Adviser: ING Investments, LLC Sub-Adviser: J.P. Morgan Investment Management Inc.	Seeks capital appreciation.	Gross: Net:
ING VP SmallCap Opportunities Portfolio (Class R Shares)	Investment Adviser: ING Investments, LLC	Seeks long-term capital appreciation.	Gross: Net:
Janus Aspen Growth Portfolio (Institutional Shares)	Investment Adviser: Janus Capital	Seeks long-term growth of capital in a manner consistent with the preservation of capital.	Gross: Net:
Janus Aspen International Growth Portfolio (Institutional Shares)	Investment Adviser: Janus Capital	Seeks long-term growth of capital.	Gross: Net:
Janus Aspen Mid Cap Growth Portfolio (Institutional Shares)	Investment Adviser: Janus Capital	Seeks long-term growth of capital.	Gross: Net:
Janus Aspen Worldwide Growth Portfolio (Institutional Shares)	Investment Adviser: Janus Capital	Seeks long-term growth of capital in a manner consistent with the preservation of capital.	Gross: Net:
Neuberger Berman AMT Limited Maturity Bond Portfolio	Investment Adviser: Neuberger Berman Management Inc. Sub-Adviser: Neuberger Berman, LLC	Seeks the highest available current income consistent with low risk to principal and liquidity and secondarily total return.	Gross: Net:
Neuberger Berman AMT Partners Portfolio	Investment Adviser: Neuberger Berman Management Inc. Sub-Adviser: Neuberger Berman, LLC	Seeks capital growth.	Gross: Net:

B-3

Fund Name	Investment Adviser/ Subadviser	Investment Objective	Total Annual Fund Expenses
Neuberger Berman AMT Socially Responsive Portfolio	Investment Adviser: Neuberger Berman Management Inc. Sub-Adviser: Neuberger Berman, LLC	Seeks long term capital growth.	Gross: Net:
OCC Equity Portfolio	Investment Adviser: OpCap Advisors	Seeks long term capital appreciation.	Gross: Net:
OCC Global Equity Portfolio	Investment Adviser: OpCap Advisors	Seeks long term capital appreciation.	Gross: Net:
OCC Managed Portfolio	Investment Adviser: OpCap Advisors	Seeks growth of capital over time.	Gross: Net:
OCC Small Cap Portfolio	Investment Adviser: OpCap Advisors	Seeks capital appreciation.	Gross: Net:
Putnam VT Growth and Income Fund (Class IA Shares)	Investment Adviser: Putnam Investment Management, LLC	Seeks capital growth and current income.	Gross: Net:
Putnam VT New Opportunities Fund (Class IA Shares)	Investment Adviser: Putnam Investment Management, LLC	Seeks long-term capital appreciation.	Gross: Net:
Putnam VT Small Cap Value Fund Class IA Shares	Investment Adviser: Putnam Investment Management, LLC	Seeks capital appreciation.	Gross: Net:
Putnam VT Voyager Fund (Class IA Shares)	Investment Adviser: Putnam Investment Management, LLC	Seeks capital appreciation.	Gross: Net:
*

Prior to May 1, 2003 the Service Class of shares of this fund were available through the policy. Effective May 1, 2003 the Institutional Class of fund shares replaced the Service Class of fund shares. Institutional Class shares have 0.25% lower total fund expenses than the Service Class shares, and the effect of this transaction is to give policy owners an investment in the same fund managed by the same investment adviser at a lower cost.

[Footnotes to be added by amendment.]
B-4

APPENDIX C
Example Personalized Illustration
[To be added by amendment.]

C-1
MORE INFORMATION IS AVAILABLE

If you would like more information about us, the variable account or the policy, the following documents are available free upon request:

    Statement of Additional Information ("SAI") - The SAI contains more specific information about the variable account and the policy, as well as the financial statements of the variable account and the company. The SAI is incorporated by reference into (made legally part of) this prospectus. The following is the Table of Contents for the SAI:

Page
General Information and History ...............................................................................	2
Distribution of the Policies ......................................................................................	2
Performance Reporting and Advertising .....................................................................	3
Experts ...............................................................................................................	4
Financial Statements.....................................................................................................................	4
Financial Statements of the SelectHLife Variable Account...................................................	S-1
Financial Statements of the ReliaStar Life Insurance Company..................................................	F-1

    A personalized illustration of policy benefits - A personalized illustration can help you understand how the policy works, given the policy's fees and charges along with the investment options, features and benefits and optional benefits you select. A personalized illustration can also help you compare the policy's death benefits, policy value and surrender value with other life insurance policies based on the same or similar assumptions. We reserve the right to assess a fee of up to $50 for each personalized illustration you request after the first each policy year. See Transaction Fees and Charges - Excess Illustration Fee.

To request a free SAI or personalized illustration of policy benefits or to make other inquiries about the policy, please contact us at our:
Customer Service Center
P.O. Box 5011
2000 21st Avenue, N.W.
Minot, North Dakota 58703
1-877-886-5050
www.servicecenter@reliastar.com

Additional information about us, the variable account or the policy (including the SAI) can be reviewed and copied from the SEC's Internet website (www.sec.gov) website (www.sec.gov) or at the SEC's Public Reference Room in Washington, DC. Copies of this additional information may also be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549-0102. More information about operation of the SEC's Public Reference Room can be obtained by calling 202-942-8090.

1940 Act File No. 811-04208
1933 Act file No. 33-57244
SELECTHLife Variable Account OF RELIASTAR LIFE INSURANCE COMPANY

Statement of Additional Information dated May 1, 2003
SELECTHLife II Variable Universal Life Insurance Policy

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current ING SelectHLife II prospectus dated May 1, 2003. The policy offered in connection with the prospectus is a flexible premium variable universal life insurance policy funded through the ReliaStar SelectHLife Variable Account.

A free prospectus is available upon request by contacting the ReliaStar Life Insurance Company's Customer Service Center at P.O. Box 5011, 2000 21st Avenue, NW, Minot, North Dakota 58703, by calling 1-877-886-5050 or by accessing the SEC's web site at www.sec.gov.

Read the prospectus before you invest. Unless otherwise indicated, terms used in this Statement of Additional Information shall have the same meaning as in the prospectus.
TABLE OF CONTENTS
Page
General Information and History ...........................................................................	2

Distribution of the Policies ...............................................................................	2

Performance Reporting and Advertising ................................................................	3

Experts .............................................................................................................	4

Financial Statements ................................................................................................................	4

Financial Statements of the SelectHLife Variable Account ..............................................	S-1

Financial Statements of the ReliaStar Life Insurance Company .............................................	F-1

GENERAL INFORMATION AND HISTORY

ReliaStar Life Insurance Company (the "company," "we," "us," "our") issues the policy described in the prospectus and is responsible for providing each policy's insurance benefits. We are a stock life insurance company organized in 1885 and incorporated under the laws of the State of Minnesota and an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING"), a global financial institution active in the fields of insurance, banking and asset management. ING is headquartered in Amsterdam, The Netherlands. We are engaged in the business of issuing insurance policies. Our Home Office is located at 20 Washington Avenue South, Minneapolis, Minnesota 55401.

We established the ReliaStar SelectHLife Variable Account (the "variable account") on October 11, 1984 under the laws of the State of Minnesota for the purpose of funding variable life insurance policies issued by us. The variable account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Premium payments may be allocated to one or more of the available sub-accounts of the variable account. Each sub-account invests in shares of a corresponding fund at net asset value. We may make additions to, deletions from or substitutions of available funds as permitted by law and subject to the conditions of the policy.

Other than the policy owner fees and charges described in the prospectus, all expenses incurred in the operations of the variable account are borne by the company. We do, however, receive compensation for certain recordkeeping, administration or other services from the funds or affiliates of the funds available through the policies. See "Fees and Charges" in the prospectus.

The company maintains custody of the assets of the variable account. As custodian, the company holds cash balances for the variable account pending investment in the funds or distribution. The funds in whose shares the assets of the sub-accounts of the variable account are invested each have custodians, as discussed in the respective fund prospectuses.

DISTRIBUTION OF THE POLICIES

The company's affiliate, ING America Equities, Inc., serves as the principal underwriter (distributor) for the policies. ING America Equities, Inc. was organized under the laws of the State of Colorado on September 27, 1993 and is registered as a broker/dealer with the SEC and the National Association of Securities Dealers, Inc. We pay ING America Equities, Inc. under a distribution agreement dated May 1, 2002. ING America Equities, Inc.'s principal office is located at 1290 Broadway, Denver, Colorado 80203-5699.

ING America Equities, Inc. offers the securities under the policies on a continuous basis. For the year ended December 31, 2002, the aggregate amount paid to ING America Equities under our distribution agreement was $XX,XXX,XXX.

Prior to May 1, 2002, Washington Square Securities, Inc. ("WSSI"), a Minnesota corporation and an affiliate of ours, was the principal underwriter (distributor) for other policies offered by the variable account. We paid WSSI under a distribution agreement. For the years ended December 31, 2001 and 2000, the aggregate amount paid to WSSI under our distribution agreement was $XX,XXX,XXX and $XX,XXX,XXX, respectively.

We sell our policies through licensed insurance agents who are registered representatives of affiliated and unaffiliated broker/dealers. A description of the manner in which the policies are purchased may be found in the prospectus under the section entitled "Purchasing a Policy."

2

All broker/dealers who sell this policy have entered into selling agreements with us. Under these selling agreements, we pay a distribution allowance to broker/dealers, who in turn pay commissions to their agents/registered representatives who sell this policy. We may make loans to agents/registered representatives, or advance commissions in anticipation of future receipt of premiums (a form of lending to agents/registered representatives). These loans may have advantageous terms, such as interest rate reduction and/or principal forgiveness, that may be conditioned on insurance sales.

During the first policy year commissions generally will be no more than 100% of the premiums paid up to the annualized minimum monthly premium, plus 4% of additional premiums. In any subsequent policy year, commissions generally will be no more than 3% of premiums paid in that year. In addition, a trail commission of 0.25% of the average monthly policy value (excluding any loan account value) during each policy year may be paid. Further, agents/registered representatives may be eligible to receive certain overrides and other benefits based on the amount of earned commissions.

We pay wholesaler fees and marketing and training allowances. We may provide repayments or make sponsor payments for broker/dealers to use in sales contests for their registered representatives. We do not hold contests directly based on sales of this product. We do hold training programs from time to time at our own expense. We pay dealer concessions, wholesaling fees, other allowances and the costs of all other incentives or training programs from our resources which include sales charges.

PERFORMANCE REPORTING AND ADVERTISING

Information regarding the past, or historical, performance of the sub-accounts of the variable account and the funds available for investment through the sub-accounts of the variable account may appear in advertisements, sales literature or reports to policy owners or prospective purchasers. Such performance information for the sub-accounts will reflect deductions of fund expenses but will not reflect deductions for the fees and charges of the policy or any charges for optional insurance benefits. If the deduction of the policy fees and charges were reflected in the calculations, they would significantly decrease the level of performance shown. We may accompany quotations of performance information for the sub-accounts with performance information for the corresponding funds. Performance information for the funds will take into account all fees and charges applicable at the underlying fund level, but will not reflect any deductions from the corresponding sub-account of the variable account of any policy fees and charges or any charges for optional insurance benefits. Performance information reflects only the performance of a hypothetical investment during a particular time period in which the calculations are based. We may provide performance information showing total returns and average annual total returns for periods prior to the date a sub-account commenced operation. We will calculate such performance information based on the assumption that the sub-accounts were in existence for the same periods as those indicated for the funds, with the level of charges at the variable account level that were in effect at the inception of the sub-accounts.

Investment results of the funds will fluctuate over time and any presentation of past performance should not be considered as a representation of what may be achieved in the future.

To help you better understand how your policy's death benefits, policy value and surrender value will vary over time under different sets of assumptions, we encourage you to obtain a personalized illustration. Personalized illustrations will assume deductions for fund expenses and policy and variable account charges. We will base these illustrations on the age and risk classification of the insured person and other factors such as the amount of insurance coverage, death benefit option, premiums and rates of return (within limits) you specify. These personalized illustrations will be based on either a hypothetical investment return of the funds of 0% and other percentages not to exceed 12% or on the actual historical experience of the funds as if the sub-accounts had been in existence and a policy issued for the same periods as those indicated for the funds. Subject to regulatory approval, personalized illustrations may be based upon a weighted average of fund expenses rather than an arithmetic average. A personalized illustration is available upon request by contacting our Customer Service Center at P.O. Box 5011, 2000 21st Avenue, NW, Minot, North Dakota 58703 or by calling 1-877-886-5050.

3

We may compare performance of the sub-accounts and/or the funds as reported from time to time in advertisements and sales literature to other variable life insurance issuers in general; to the performance of particular types of variable life insurance policies investing in mutual funds; or to investment series of mutual funds with investment objectives similar to each of the sub-accounts, whose performance is reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar. Inc. ("Morningstar") or reported by other series, companies, individuals or other industry or financial publications of general interest, such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's and Fortune. Lipper and Morningstar are independent services which monitor and rank the performances of variable life insurance issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper's and Morningstar's rankings include variable annuity issuers as well as variable life insurance issuers. The performance analysis prepared by Lipper and Morningstar ranks such issuers on the basis of total return, assuming reinvestment of distributions, but does not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. We may also compare the performance of each sub-account in advertising and sales literature to the Standard & Poor's Index of 500 common stocks and the Dow Jones Industrials, which are widely used measures of stock market performance. We may also compare the performance of each sub-account to other widely recognized indices. Unmanaged indices may assume the reinvestment of dividends, but typically do not reflect any "deduction" for the expense of operating or managing an investment portfolio.

EXPERTS [To be updated by amendment.]

The statements of assets and liabilities of ReliaStar SelectHLife Variable Account as of December 31, 2002, and the related statements of operations and changes in net assets for each of the three years in the period then ended and the financial statements of ReliaStar Life Insurance Company at December 31, 2002 and 2001, and for each of the two years in the period then ended, appearing in this Statement of Additional Information, have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS [To be updated by amendment.]

The financial statements of the variable account reflect the operations of the variable account as of December 31, 2002 and for each of the three years in the period then ended and are audited. The periods covered are not necessarily indicative of the longer term performance of the assets held in the variable account.

The financial statements of the company as of December 31, 2002 and 2001 and for the years then ended are audited. The financial statements of the company should be distinguished from the financial statements of the variable account and should be considered only as bearing upon the ability of the company to meet its obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the variable account. The periods covered are not necessarily indicative of the longer term performance of the company.

The financial statements of the company as of December 31, 2002 and 2001 and for the year then ended have been prepared on the basis of statutory accounting principals.

[FINANCIAL STATEMENTS TO BE ADDED BY AMENDMENT.]
4

FINANCIAL STATEMENTS
For the Years Ended December 31, 2002, 2001 and 2000

RELIASTAR LIFE INSURANCE COMPANY
SELECTHLife Variable Account [To be updated by amendment.]

INDEX

Page
Statements of Assets and Liabilities	S-
Statements of Operations	S-
Statements of Changes in Net Assets	S-
Notes to Financial Statements	S-
Independent Auditor's Report	S-

S-1
FINANCIAL STATEMENTS
For the Years Ended December 31, 2002 and 2001

RELIASTAR LIFE INSURANCE COMPANY [To be updated by amendment.]

INDEX

Page
Report of Independent Auditors	F-
Balance Sheets - Statutory Basis	F-
Statements of Operations - Statutory Basis	F-
Statements of Changes in Capital and Surplus - Statutory Basis	F-
Statements of Cash Flows - Statutory Basis	F-
Notes to Financial Statements - Statutory Basis	F-

F-1

33-57244	May 2003
PART C
OTHER INFORMATION

Item 27	Exhibits

(a)

Resolutions of Board of Directors of Northwestern National Life Insurance Company ("NWNL") establishing the SelectHLife Variable Account. (Incorporated by reference to Initial Registration Statement on Form S-6EL24, File No. 333-18517, as filed on December 23, 1996.)

(b)	Not Applicable.
(c)	(1)	Form of ReliaStar Life Insurance Company Distribution Agreement between ReliaStar Life Insurance Company and ING America Equities, Inc.
	(2)	Specimen Selling Agreements. (Incorporated by reference to Initial Registration Statement on Form S-6EL24, File No. 333-18517, as filed on December 23, 1996.)
	(3)	Form of Assignment of Broker/Dealer Agency Selling Agreement.
(4)

Specimen ING America Equities, Inc. Selling Agreement. (Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form S-6, File No. 333-69431, as filed on April 24, 2002.)

	(5)	Schedules for Sales Commissions. (Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form S-6, File No. 333-69431, as filed on April 24, 2002.)
(d)	(1)	Form of Policy available (together with available Policy Riders). (Incorporated by reference to Post-Effective Amendment No. 9 on Form S-6, File No. 33-57244, as filed on April 23, 1998.)
	(2)	Accelerated Benefit Rider. (Incorporated by reference to Post-Effective Amendment No. 4 on Form S-6, File No. 33-57244, as filed on February 22, 1996.)
	(3)	Connecticut Modification Rider. (Incorporated by reference to Post-Effective Amendment No. 4 on Form X-6, File No. 33-57244, as filed on February 22, 1996.)
	(4)	Policy Illustration. (Incorporated by reference to Pre-Effective Amendment No. 13 on Form S-6, File No. 33-57244, as filed on April 24. 2002.)
(e)	(1)	Revised Policy Application Form. (Incorporated by reference to Initial Registration on Form S-6, File No. 333-69431, as filed on December 22, 1998.)
	(2)	Supplement to Policy Application Form. (Incorporated by reference to Post-Effective Amendment No. 2, File No. 333-69431, as filed on March 30, 2001.)
(f)	(1)	Amended Articles of Incorporation of ReliaStar Life. (Incorporated by reference to Initial Registration Statement on Form S-6EL24, File No. 333-18517, as filed on December 23, 1996.)
	(b)	Amended By-Laws of ReliaStar Life. (Incorporated by reference to Initial Registration Statement on Form S-6EL24, File No. 333-18517, as filed on December 23, 1996.)
(g)	Not Applicable.
(h)	(1)

Form of Participation Agreement by and among ReliaStar Life Insurance Company, AIM Variable Insurance Products Fund, Inc., AIM Distributors, Inc. and WSSI. (Incorporated by reference to Post-Effective Amendment No. 11 on Form S-6, File No. 33-57244, as filed on March 31, 2000.)

(2)

Form of Amendment No. 1 to Participation Agreement by and among ReliaStar Life Insurance Company, AIM Variable Insurance Products Fund, Inc., AIM Distributors, Inc. and WSSI. (Incorporated by reference to Initial Registration on Form S-6, File No. 333-47094, as filed on September 29, 2000.)

(3)

Form of Administrative Services Agreement by and between ReliaStar Life Insurance Company and A I M Advisors, Inc. (Incorporated by reference to Post-Effective Amendment No. 11 on Form S-6, File No. 33-57244, as filed on March 31, 2000.)

(4)

Participation Agreement with Fidelity's Variable Insurance Products Fund and Fidelity Distributors Corporation and Amendments Nos. 1-8. (Incorporated by reference to Initial Registration Statement on Form S-6EL24, File No. 333-18517, as filed on December 23, 1996.)

(5)

Form of Amendment No. 10 to Participation Agreement with Fidelity's Variable Insurance Products Fund and Fidelity Distributors Corporation. (Incorporated by reference to Pre-Effective Amendment No. 1 to Registration on Form S-6, File No. 333-69431, as filed on April 5, 1999.)

(6)

Form of Amendments No. 11 and 12 to Participation Agreement with Fidelity's Variable Insurance Products Fund and Fidelity Distributors Corporation. (Incorporated by reference to Initial Registration on Form S-6, File Number 333-47094, as filed on September 29, 2000.)

(7)

Participation Agreement with Fidelity's Variable Insurance Products Fund II and Fidelity Distributors Corporation and Amendments Nos. 1-7. (Incorporated by reference to Initial Registration Statement on Form S-6EL24, File No. 333-18517, as filed on December 23, 1996.)

(8)

Form of Amendment No. 9 to Participation Agreement with Fidelity's Variable Insurance Products Fund II and Fidelity Distributors Corporation. (Incorporated by reference to Initial Registration on Form S-6, File No. 333-69431, as filed on April 5, 1999.)

(9)

Form of Amendments No. 10 and 11 to Participation Agreement with Fidelity's Variable Insurance Products Fund II and Fidelity Distributors Corporation. (Incorporated by reference to Initial Registration on Form S-6, File No. 333-47094, as filed on September 29, 2000.)

(10)

Form of Service Agreement and Contract between ReliaStar Life Insurance Company, WSSI, and Fidelity Investments Institutional Operations Company and Distributors Corporation dated January 1, 1997. (Incorporated by reference to Initial Registration on Form S-6EL24, File No. 333-18517, as filed on March 31, 1997.)

(11)

Form of Participation Agreement by and between ReliaStar Life Insurance Company and Fred Alger Management, Inc. (Incorporated by reference to Post-Effective Amendment No. 21 on form S-6, File No. 2-95392, as filed on August 4, 1997.)

(12)

Exhibit to Participation Agreement by and between ReliaStar Life Insurance Company and Fred Alger Management, Inc. (Incorporated by reference to Post-Effective Amendment No. 11 on Form S-6, File No. 33-57244, as filed on March 31, 2000.)

(13)

Form of Amendment dated September 29, 2000 to the Participation Agreement by and between ReliaStar Life Insurance Company and Fred Alger Management, Inc. (Incorporated by reference to Initial Registration on Form S-6, File No. 333-47094, as filed on September 29, 2000.)

(14)

Form of Service Agreement by and between ReliaStar Life Insurance Company and Fred Alger Management, Inc. (Incorporated by reference to Post-Effective Amendment No. 21 on Form S-6, File No. 2-95392, as filed on August 4, 1997.)

(15)

Form of Participation Agreement by and between GCG Trust and ReliaStar Life Insurance Company. (Incorporated by reference to Post-Effective Amendment No. 2 on Form S-6, File No. 333-69431, as filed on March 30, 2001.)

(16)

Service Agreement between ING Life Insurance and Annuity Company and ReliaStar Life Insurance Company. (Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6, File No. 333-92000, as filed on February 6, 2003.)

(17)

Participation Agreement between ReliaStar Life Insurance Company, ING Variable Portfolios, Inc. and ING Funds Distributor, Inc. (Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form S-6, 333-47094, as filed on September 17, 2002.)

(18)

Participation Agreement between ReliaStar Life Insurance Company, ING VP Bond Portfolio and ING Funds Distributor, Inc. (Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form S-6, 333-47094, as filed on September 17, 2002.)

(19)

Amendment to Participation Agreement between ReliaStar Life Insurance Company, ING Variable Portfolios Inc. and ING Funds Distributor, Inc. (Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6, File No. 333-92000, as filed on February 6, 2003.)

(20)

Amendment to Administrative and Shareholder Service Agreement between ReliaStar Life Insurance Company and ING Fund Services, LLC. (Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6, File No. 333-92000, as filed on February 6, 2003.)

(21)

Form of Participation Agreement by and between ReliaStar Life Insurance Company and Janus Aspen Series. (Incorporated by reference to Post-Effective Amendment No. 1 on Form S-6, File No. 33-69431, as filed on April 14, 2000.)

(22)

Amendment to Participation Agreement by and between ReliaStar Life Insurance Company and Janus Aspen Series. (Incorporated by reference to Post-Effective Amendment No. 1 on Form S-6, File No. 69431, as filed on April 14, 2000.)

(23)

Form of Service Agreement by and between ReliaStar Life Insurance Company and Janus Aspen Series. (Incorporated by reference to Post-Effective Amendment No. 1 on Form S-6, File No. 333-69431, as filed on April 14, 2000.)

(24)

Amendment, effective July 1, 2002 to Letter Agreement dated August 8, 1997 between Janus Capital Corporation (the "Adviser"), and ReliaStar Life Insurance Company. (Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form S-6, 333-69431, as filed on April 24, 2002.)

(25)

Form of Service Agreement by and between ReliaStar Life Insurance Company and Janus Capital Corporation. (Incorporated by reference to Post-Effective Amendment No. 21 on Form S-6, File No. 2-95392, as filed on August 4, 1997.)

(26)

Form of Participation Agreement by and among ReliaStar Life Insurance Company, Neuberger Berman Advisers Management Trust, Advisers Managers Trust and Neuberger Berman Management, Inc. (Incorporated by reference to Post-Effective Amendment No. 21 on Form S-6, File No. 2-95392, as filed on August 4, 1997.)

(27)

Form of Amendment No. 1 to Participation Agreement by and among ReliaStar Life Insurance Company, Neuberger Berman Advisers Management Trust, Advisers Managers Trust and Neuberger Berman Management, Inc. (Incorporated by reference to Post-Effective Amendment No. 11 on Form S-6, File No. 33-57244, as filed on March 31, 2000.)

(28)

Form of Service Agreement by and between ReliaStar Life Insurance Company and Neuberger Berman Management Incorporated ("NBMI"). (Incorporated by reference to Post-Effective Amendment No. 21 on Form S-6, File No. 2-95392, as filed on August 4, 1997.)

(29)

Form of Amendment to Participation Agreement by and between ReliaStar Life Insurance Company and OpCap Advisers. (Incorporated by reference to Post-Effective Amendment No. 21 on form S-6, File No. 2-95392, as filed on August 4, 1997.)

(30)

Form of Service Agreement by and between ReliaStar Life Insurance Company and OpCap Advisors. (Incorporated by reference to Post-Effective Amendment No. 21 on Form S-6, File No. 2-95392, as filed on August 4, 1997.)

(31)

Participation Agreement with Putnam Capital Manager Trust and Putnam Mutual Funds Corp. and Amendments Nos. 1-2. (Incorporated by reference to Initial Registration Statement on Form S-6EL24, File No. 333-18517, as filed on December 23, 1996.)

(32)

Form of Amendments No. 3 and 4 to Participation Agreement with Putnam Capital Manager Trust and Putnam Mutual Funds Corp. (Incorporated by reference to Initial Registration on Form S-6, File No. 333-47094, as filed on September 29, 2000.)

(i)	Not Applicable.
(j)	Not Applicable
(k)	Opinion and Consent of Counsel. (To be filed by amendment.)
(l)	Actuarial Opinion and Consent. (To be filed by amendment.)
(m)	Not Applicable.
(n)	Consent of Independent Auditors. (To be filed by amendment.)
(o)	All financial statements are included in the Statement of Additional Information, as indicated therein.
(p)

Document setting forth administrative procedures to be followed by ReliaStar Life Insurance Company for Purchase, Redemption, Transfer, and Conversion - re Policy Form 84-705. (Incorporated by reference to Post-Effective Amendment No. 13 on Form S-6, File No. 33-57244, as filed on April 24, 2002.)

(q)	Not Applicable.
(r)	Powers of Attorney (Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-4, 33-69892, as filed on October 11, 2002)
Item 28	Directors and Officers of the Depositor
Name and Principal Business Address		Positions and Offices with Depositor
Keith Gubbay, 5780 Powers Ferry Road, NW, Atlanta, GA 30327		Director, President and Chief Executive Officer
P. Randall Lowery, 5780 Powers Ferry Road, NW, Atlanta, GA 30327		Director
Thomas J. McInerney, 5780 Powers Ferry Road, NW, Atlanta, GA 30327		Director
Chris D. Schreier, 5780 Powers Ferry Road, NW, Atlanta, GA 30327		Director, Senior Vice President and Chief Financial Officer
Mark A. Tullis, 5780 Powers Ferry Road, NW, Atlanta, GA 30327		Director
Allan Baker, 151 Farmington Avenue, Hartford, CT 06156		Senior Vice President

Boyd G. Combs, 5780 Powers Ferry Road, NW, Atlanta, GA 30327	Senior Vice President, Tax
Robert W. Crispin, 5780 Powers Ferry Road, NW, Atlanta, GA 30327	Senior Vice President, Investments
Jacques de Vaucleroy, 5780 Powers Ferry Road, NW, Atlanta, GA 30327	Senior Vice President
Robert Francis, 6140 Stonehedge Mall Road, Suite. 375, Pleasanton, CA 94588	Senior Vice President
James R. Gelder, 20 Washington Avenue South, Minneapolis, MN 55401.	Senior Vice President
Shaun P. Mathews, 151 Farmington Avenue, Hartford, CT 06156	Senior Vice President
Stephen J. Preston, 1475 Dunwoody Drive, West Chester, PA 19380	Senior Vice President
David S. Pendergrass, 5780 Powers Ferry Road, NW, Atlanta, GA 30327	Vice President and Treasurer
Cheryl L. Price, 5780 Powers Ferry Road, NW, Atlanta, GA 30327	Vice President and Chief Accounting Officer
Carol S. Stern, 4601 Fairfax Drive, Arlington, VA 22203.	Vice President and Chief Compliance Officer
Craig Krogstad, 111 Washington Avenue S, Minneapolis, MN 55401	Vice President and Actuary
Pamela S. Anson, 2001 21st Avenue, N.W. Minot, ND 58703	Vice President
Paula Cludreay-Engelke, 20 Washington Avenue South, Minneapolis, MN 55401	Secretary
Item 29	Persons Controlled by or Under Common Control with the Depositor or the Registrant
Incorporated herein by reference to Exhibit 99-B.16 to Registration Statement on Form N-4 (File No. 333-85326), as filed on April 1, 2002 for ReliaStar Life Insurance Company of New York.
Item 30	Indemnification

Under its Bylaws, Section 5.01, ReliaStar Life Insurance Company ("ReliaStar Life") indemnifies, to the full extent permitted by the laws of the State of Minnesota, each person (and the heirs, executors and administrators of such person) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, wherever brought, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer or employee of ReliaStar Life, or is or was serving at the request of ReliaStar Life as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of ReliaStar Life pursuant to such provisions of the bylaws or statutes or otherwise, ReliaStar Life has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by ReliaStar Life of expenses incurred or paid by a director or officer or controlling person of ReliaStar Life in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of ReliaStar Life in connection with the securities being registered, ReliaStar Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

A corporation may procure indemnification insurance on behalf of an individual who was a director of the corporation. Consistent with the laws of the State of Minnesota, ING Groep N.V. has procured insurance from Lloyd's of London and several major United States and international excess insurers for its director and officers and the directors and officers of its subsidiaries, including ReliaStar Life.

Additionally, Section XVIII of the ReliaStar Life Insurance Company Distribution Agreement with ING America Equities, Inc. (INGAE) generally provides that each party will indemnify and hold harmless the officers, directors and employees of the other party (and the variable account with respect to indemnity by INGAE) against any expenses (including legal expenses), losses, claims, damages, or liabilities arising out of or based on certain claims or circumstances in connection with the offer or sale of the policies. Under this agreement neither party is entitled to indemnity if the expenses (including legal expenses), losses, claims, damages, or liabilities resulted from their own willful misfeasance, bad faith, negligence, misconduct or wrongful act.

Item 31	Principal Underwriters
(a)

Other Activity. ING America Equities, Inc., the principal underwriter for the policies, is also the principal underwriter for policies issued by ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance Company and Southland Life Insurance Company.

(b)	Management of ING America Equities, Inc.
Name and Principal Business Address	Positions and Offices with Underwriter
Daniel P. Mulheran, 20 Washington Avenue South, Minneapolis, MN 55401	Director, President and Chief Executive Officer
Mark A. Smith, 1290 Broadway, Denver, CO 80203	Director, Vice President
Pamela S. Anson, 1290 Broadway, Denver, CO 80203	Vice President
Anita F. Woods, 5780 Powers Ferry Road, Atlanta, GA 80203	Financial Operations Officer and Chief Financial Officer
Relda A. Fleshman, 1290 Broadway, Denver, CO 80203	Chief Legal Officer
Beth G. Shanker, 1290 Broadway, Denver, CO 80203	Chief Compliance Officer
Paula Cludray-Engelke, 20 Washington Avenue South, Minneapolis, MN 55401	Secretary
Eric G. Banta, 1290 Broadway, Denver, CO 80203	Assistant Secretary

(c)	Compensation From the Registrant.
(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	2002 Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation*
ING America Equities, Inc.	$**	$ 0	$ 0	$ 0
*	Other compensation shown in column 5 includes: [To be added by amendment.]
**	[To be added by amendment.]
Item 32	Location of Accounts and Records

Accounts and records are maintained by ReliaStar Life Insurance Company at 20 Washington Ave South, Minneapolis, MN 55401 and by ING Americas Finance Shared Services, an affiliate, at 5780 Powers Ferry Road, NW, Atlanta, GA 30327.

Item 33	Management Services
None.
Item 34	Fee Representations

ReliaStar Life Insurance Company represents that the fees and charges deducted under the variable life insurance policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by ReliaStar Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act, the Registrant, Select HLife Variable Account, has duly caused this Post-Effective Amendment No. 15 to this Registration Statement on Form N-6 (File No. 33-57244) to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 19th day of February, 2003.

SELECT*LIFE VARIABLE ACCOUNT
(Registrant)

By: RELIASTAR LIFE INSURANCE COMPANY
(Depositor)

	By:	Keith Gubbay*
President (principal executive officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 15 has been signed below by the following persons in the capacities indicated and on the date indicated.

Signature	Title	Date

Keith Gubbay*	Director and President
Keith Gubbay	(principal executive officer)

Thomas J. McInerney*	Director
Thomas J. McInerney

Randy Lowery*	Director
P. Randall Lowery		February
19, 2003
Mark A. Tullis*	Director
Mark A. Tullis

Chris Schreier*	Director, Sr. Vice President and Chief Financial Officer
Chris Schreier	(principal financial officer)

Cheryl Price*	Vice President and Chief Accounting Officer
Cheryl Price	(principal accounting officer)

By:	/s/ J. Neil McMurdie
J. Neil McMurdie *Attorney-in-Fact

SELECTHLife Variable Account
Exhibit Index

Exhibit No.	Exhibit

27-(c)(1)	Form of ReliaStar Life Insurance Company Distribution Agreement between ReliaStar Life Insurance Company and ING America Equities, Inc.

27-(c)(3)	Form of Assignment of Broker/Dealer Agency Selling Agreement

27-(k)	Opinion and Consent of Counsel	*

27-(l)	Actuarial Opinion and Consent	*

27-(n)	Consent of Independent Auditors - Ernst & Young LLP	*

*To be filed by amendment.